UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06367

                    Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2013

EXPLANATORY NOTE: Registrant is re-filing this annual N-CSR for the fiscal year ended September 30, 2013, originally filed with the Securities and Exchange Commission on December 4, 2013 (Accession Number 0001193125-13-461711). Due to a scrivener’s error, the N-CSR was inadvertently filed under submission type N-CSRS. Except as set forth above, this filing does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2013

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 3 stars for the three year period, and 5 stars for the five and ten year periods ended September 30, 2013 among 598, 598, 532, and 329 Small Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended September 30, 2013, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund increased 31.8% compared with an increase of 30.1% for the Russell 2000 Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of September 30, 2013.

Performance Discussion

In the last quarter of 2012, stock prices rallied despite headwinds of anemic economic growth, high joblessness, recession in the eurozone, and worries over U.S. public finances and the fiscal cliff. Strong cumulative equity returns since 2009 in both global (up more than 70%) and domestic indices (up 120%, including dividend reinvestment) had not deterred continual and massive redemptions from domestic equity mutual funds. Because of this, equity valuations remained at a healthy discount to average historical price-to-earnings (P/E) multiples.

During the second quarter of 2013, signs of modest improvement in the United States economy contrasted with renewed volatility in Europe, economic deceleration in China and Latin America, and political unrest in the Middle East. However, Federal Reserve Chairman Ben Bernanke took center stage late in June to remind the world that interest rates would not remain low forever but in doing so likened a reduction in the Federal Reserve’s round three of Quantitative Easing bond buying program to letting the “foot off the accelerator” versus “tapping the brakes.”

The third quarter was marked with events that have become all too familiar over the last few years: the Fed continued its program of quantitative easing, the economy improved (albeit slowly), tensions flared in the Middle East, Washington seemed to be at an impasse, and of course, markets rose substantially, with the S&P up about 5% for the quarter. At the end of the quarter, the attention turned to events in Washington. While markets shrugged off the federal government shutdown that started on October 1, the potential of the United States bumping up against the Federal debt ceiling was beginning to look more possible.

Among the better performing stocks for the fiscal year were: O’Reilly Automotive Inc. (1.7% of net assets as of September 30, 2013), a manufacturer of car parts; Schiff Nutrition International, Inc., a manufacturer of nutritional supplements that was sold prior to year end; and Brembo SpA (0.7%), a manufacturer of automotive brake systems. Our weaker performing stocks during the year were Cincinnati Bell Inc. (0.2%), a telephone company; J.C. Penney Co. Inc. (0.2%), a chain of American mid-range department stores; and Orthofix International NV (0%), a diversified global medical device company focused on the spine and orthopedic markets.

We appreciate your loyalty and support.

Comparative Results

Average Annual Returns through September 30, 2013 (a)(b) (Unaudited)				Since
				Inception
	1 Year	5 Year	10 Year	(10/22/91)
Class AAA (GABSX)	31.82%	13.02%	11.91%	13.36%
Russell 2000 Index	30.06	11.15	9.64	9.90
Class A (GCASX)	31.80	13.04	11.91	13.36
With sales charge (c)	24.22	11.70	11.25	13.05
Class C (GCCSX)	30.80	12.19	11.11	12.98
With contingent deferred sales charge (d)	29.80	12.19	11.11	12.98
Class I (GACIX)	32.14	13.31	12.08	13.43

In the current prospectuses dated January 28, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.41%, 1.41%, 2.16%, and 1.16%, respectively. See page 16 for the expense ratios for the year ended September 30, 2013. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Small Cap Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2013 through September 30, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2013.

	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,115.10	1.39%	$ 7.37
Class A	$1,000.00	$1,114.90	1.39%	$ 7.37
Class C	$1,000.00	$1,110.70	2.14%	$11.32
Class I	$1,000.00	$1,116.50	1.14%	$ 6.05
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.39%	$ 7.03
Class A	$1,000.00	$1,018.10	1.39%	$ 7.03
Class C	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,019.35	1.14%	$ 5.77

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2013:

The Gabelli Small Cap Growth Fund

U.S. Government Obligations	15.5%
Equipment and Supplies	8.2%
Food and Beverage	6.9%
Automotive: Parts and Accessories	6.5%
Diversified Industrial	6.0%
Retail	5.8%
Energy and Utilities	5.2%
Health Care	4.7%
Business Services	4.4%
Financial Services	4.2%
Specialty Chemicals	3.9%
Aviation: Parts and Services	3.5%
Building and Construction	3.1%
Hotels and Gaming	2.7%
Computer Software and Services	2.4%
Electronics	1.5%
Entertainment	1.4%
Publishing	1.4%
Broadcasting	1.4%
Consumer Products	1.3%
Cable	1.3%
Machinery	1.2%

Real Estate	1.2%
Consumer Services	1.2%
Telecommunications	1.2%
Automotive	0.9%
Transportation	0.8%
Metals and Mining	0.5%
Environmental Services	0.4%
Home Furnishings	0.3%
Manufactured Housing and Recreational Vehicles	0.3%
Wireless Communications	0.2%
Educational Services	0.2%
Closed-End Funds	0.2%
Paper and Forest Products	0.1%
Communications Equipment	0.1%
Closed-End Business Development Company	0.0%
Aerospace	0.0%
Agriculture	0.0%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS — 84.4%
	Aerospace — 0.0%
25,000	Embraer SA, ADR	$430,623	$811,750
15,000	Exelis Inc.	135,825	235,650
12,500	Innovative Solutions & Support Inc.	47,898	99,500

		614,346	1,146,900

	Agriculture — 0.0%
329,975	Black Earth Farming Ltd., SDR†	680,485	354,276
12,000	Cadiz Inc.†	93,950	61,320
177,700	Ceres Inc.†	1,529,062	264,773
3,000	The Mosaic Co.	63,893	129,060

		2,367,390	809,429

	Automotive — 0.9%
735,080	Navistar International Corp.†	20,952,170	26,815,718
12,000	PACCAR Inc.	471,506	667,920

		21,423,676	27,483,638

	Automotive: Parts and Accessories — 6.4%
129,500	BorgWarner Inc.	1,436,796	13,130,005
890,000	Brembo SpA	10,373,886	23,189,751
90,022	China Automotive Systems Inc.†	463,870	672,464
1,000,015	Dana Holding Corp.	7,045,474	22,840,343
1,026,138	Federal-Mogul Corp.†	13,122,909	17,228,857
684,000	Modine Manufacturing Co.†	8,515,290	10,006,920
22,500	Monro Muffler Brake Inc.	152,114	1,046,025
435,000	O’Reilly Automotive Inc.†	11,834,366	55,501,650
100,000	Penske Automotive Group Inc.	1,476,842	4,273,000
36,000	Puradyn Filter Technologies Inc.†	10,247	6,480
195,000	SORL Auto Parts Inc.†	1,145,902	725,400
80,375	Spartan Motors Inc.	388,580	487,876
231,000	Standard Motor Products Inc.	1,913,710	7,428,960
207,000	Strattec Security Corp.(a)	4,399,791	7,938,450
400,000	Superior Industries International Inc.	6,650,124	7,132,000
510,000	Tenneco Inc.†	5,099,490	25,755,000
532,061	The Pep Boys - Manny, Moe & Jack†	5,756,097	6,634,801
27,000	Thor Industries Inc.	250,194	1,567,080
70,000	Wonder Auto Technology Inc.†	262,540	31,500

		80,298,222	205,596,562

	Aviation: Parts and Services — 3.5%
25,000	AAR Corp.	302,990	683,250
10,000	Astronics Corp.†	31,028	497,100
5,812	Astronics Corp., Cl. B†	17,960	289,844

			Market
Shares		Cost	Value

100	B/E Aerospace Inc.†	$6,935	$7,382
2,500	Barnes Group Inc.	68,820	87,300
5,000,000	BBA Aviation plc	13,331,465	24,688,362
520,000	Curtiss-Wright Corp.	14,888,024	24,419,200
44,000	Ducommun Inc.†	868,225	1,261,920
1,225,095	GenCorp Inc.†	7,763,715	19,638,273
833,877	Kaman Corp.	15,096,028	31,570,583
85,000	Moog Inc., Cl. A†	703,065	4,986,950
16,100	Moog Inc., Cl. B†	464,818	940,562
68,000	Woodward Inc.	1,052,020	2,776,440

		54,595,093	111,847,166

	Broadcasting — 1.4%
520,836	ACME Communications Inc.	532,873	36,459
230,853	Beasley Broadcast Group Inc., Cl. A	1,324,247	2,006,113
23,300	Cogeco Inc.	592,837	1,040,532
400,000	Crown Media Holdings Inc., Cl. A†	1,489,737	1,232,000
310,000	Gray Television Inc.†	935,016	2,433,500
43,000	Gray Television Inc., Cl. A†	89,142	311,535
87,000	Liberty Media Corp., Cl. A†	1,575,433	12,802,050
455,000	LIN Media LLC, Cl. A†	7,052,500	9,231,950
110,000	Pandora Media Inc.†	1,419,811	2,764,300
550,354	Salem Communications Corp., Cl. A	2,192,559	4,556,931
175,000	Sinclair Broadcast Group Inc., Cl. A	1,392,064	5,866,000
450,000	Sirius XM Radio Inc.	219,282	1,741,500

		18,815,501	44,022,870

	Building and Construction — 3.1%
65,000	Beazer Homes USA Inc.†	1,210,794	1,170,000
295,000	D.R. Horton Inc.	3,487,621	5,731,850
750,000	Hovnanian Enterprises Inc., Cl. A†	1,928,866	3,922,500
200,000	KB Home	2,123,861	3,604,000
428,000	Layne Christensen Co.†	10,771,182	8,542,880
114,000	Lennar Corp., Cl. A	1,631,993	4,035,600
320,009	Lennar Corp., Cl. B	7,605,393	9,168,258
600,000	Louisiana-Pacific Corp.†	5,071,723	10,554,000
170,000	MDC Holdings Inc.	4,403,790	5,101,700
155,000	Meritage Homes Corp.†	3,454,885	6,657,250
12,500	Nortek Inc.†	459,613	858,875
2,800	NVR Inc.†	1,980,556	2,573,732
345,000	PulteGroup Inc.	2,447,273	5,692,500
200,000	Standard Pacific Corp.†	771,232	1,582,000
143,015	Texas Industries Inc.†	4,697,629	9,483,325
255,000	The Ryland Group Inc.	4,167,256	10,337,700
380,000	Toll Brothers Inc.†	7,446,446	12,323,400

		63,660,113	101,339,570

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Business Services — 4.4%
40,000	ACCO Brands Corp.†	$383,433	$265,600
115,000	Ascent Capital Group Inc., Cl. A†	2,922,487	9,271,300
510,006	Clear Channel Outdoor Holdings Inc., Cl. A†	2,194,944	4,182,049
388,100	Diebold Inc.	12,838,029	11,394,616
550,000	Edgewater Technology Inc.†(a)	2,709,394	2,898,500
380,000	Furmanite Corp.†	1,479,692	3,762,000
110,000	GP Strategies Corp.†	915,343	2,884,200
35,589	GSE Systems Inc.†	138,667	55,875
355,000	Internap Network Services Corp.†	2,430,077	2,467,250
22,000	Lamar Advertising Co., Cl. A†	196,856	1,034,660
16,500	Landauer Inc.	425,722	845,625
1,135,000	Live Nation Entertainment Inc.†	11,614,286	21,054,250
275,000	Loomis AB, Cl. B	2,925,762	6,054,818
196,000	Macquarie Infrastructure Co. LLC	2,829,518	10,493,840
97,000	McGrath RentCorp	2,605,346	3,462,900
125,000	ModusLink Global Solutions Inc.†	486,103	342,500
10,000	Sealed Air Corp.	220,480	271,900
120,000	Sohgo Security Services Co. Ltd.	1,459,559	2,396,460
147,500	Stamps.com Inc.†	1,187,965	6,774,675
560,000	Swisher Hygiene Inc.†	385,126	353,381
405,007	The Brink’s Co.	10,028,164	11,461,698
1,910,000	The Interpublic Group of Companies Inc.	13,286,999	32,813,800
20,000	Tiger Media Inc.†	93,821	25,600
33,050	TransAct Technologies Inc.	168,459	432,625
10,072,500	Trans-Lux Corp.†(a)	3,956,179	2,518,125
60,000	United Rentals Inc.†	380,572	3,497,400
84,000	ValueClick Inc.†	1,083,047	1,751,400

		79,346,030	142,767,047

	Cable — 1.3%
176,000	AMC Networks Inc., Cl. A†	2,124,059	12,052,480
538,968	Cablevision Systems Corp., Cl. A	688,308	9,076,221
10,000	Cogeco Cable Inc.	340,851	470,268
232,000	DIRECTV†	5,764,499	13,862,000
50,000	DISH Network Corp., Cl. A	968,420	2,250,500
36,000	EchoStar Corp., Cl. A†	708,109	1,581,840
8,800	Liberty Global plc, Cl. A†	211,413	698,280
8,800	Liberty Global plc, Cl. C†	203,123	663,784

		11,008,782	40,655,373

			Market
Shares		Cost	Value

	Closed-End Business Development Company — 0.0%
115,000	MVC Capital Inc.	$1,305,912	$1,501,900

	Closed-End Funds — 0.2%
105,067	The Central Europe, Russia, and Turkey Fund Inc.	3,145,276	3,406,272
34,905	The European Equity Fund Inc.	353,307	281,509
57,977	The New Germany Fund Inc.	698,895	1,193,746

		4,197,478	4,881,527

	Communications Equipment — 0.1%
150,071	Communications Systems Inc.	1,117,201	1,697,303
500	IPG Photonics Corp.	31,282	28,155
295,000	Sycamore Networks Inc.	498,478	141,600

		1,646,961	1,867,058

	Computer Software and Services — 2.4%
310,000	Activision Blizzard Inc.	4,655,450	5,167,700
320,000	EarthLink Inc.	2,438,884	1,584,000
125,000	Electronic Arts Inc.†	2,391,504	3,193,750
135,000	Emulex Corp.†	1,313,413	1,047,600
440,000	FalconStor Software Inc.†	1,726,908	580,800
1,000	FireEye Inc.†	20,000	41,530
460,020	Global Sources Ltd.†	3,474,121	3,413,348
60,077	Guidance Software Inc.†	541,417	544,898
40,000	InterXion Holding NV†	630,985	889,600
60,000	Mentor Graphics Corp.	720,436	1,402,200
22,000	Mercury Systems Inc.†	410,105	219,780
20,187	MKS Instruments Inc.	367,981	536,772
440,000	NCR Corp.†	4,746,089	17,428,400
65,000	Quantum Corp.†	204,798	89,700
100,000	Rockwell Automation Inc.	2,731,906	10,694,000
54,000	Stratasys Ltd.†	4,104,000	5,468,040
299,500	Tyler Technologies Inc.†	1,333,221	26,197,265

		31,811,218	78,499,383

	Consumer Products — 1.3%
270,000	1-800-FLOWERS.COM Inc., Cl. A†	1,228,113	1,331,100
55,000	Brunswick Corp.	967,690	2,195,050
33,500	Chofu Seisakusho Co. Ltd.	484,644	766,143
58,500	Church & Dwight Co. Inc.	295,249	3,512,925
12,000	Elizabeth Arden Inc.†	419,418	443,040
2,000	Harley-Davidson Inc.	4,713	128,480
25,012	Harman International Industries Inc.	1,083,712	1,656,545
400,004	Marine Products Corp.	799,378	3,632,036
10,000	National Presto Industries Inc.	300,897	704,100
445,000	Sally Beauty Holdings Inc.†	2,951,051	11,641,200
200,000	Samick Musical Instruments Co. Ltd.†	259,514	348,012

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
6,500	Steven Madden Ltd.†	$36,466	$349,895
235,000	Stewart Enterprises Inc., Cl. A	1,311,459	3,087,900
150,000	Swedish Match AB	2,992,162	5,293,541
87,425	Syratech Corp.†	17,426	262
24,000	The Scotts Miracle-Gro Co., Cl. A	710,286	1,320,720
22,000	WD-40 Co.	606,916	1,427,800
55,000	Wolverine World Wide Inc.	567,192	3,202,650

		15,036,286	41,041,399

	Consumer Services — 1.2%
52,000	Bowlin Travel Centers Inc.†	52,442	71,500
2,750	Collectors Universe Inc.	4,650	40,370
20,000	IAC/InterActiveCorp.	221,743	1,093,400
265,017	KAR Auction Services Inc.	3,573,437	7,476,130
100,000	Liberty Interactive Corp., Cl. A†	1,749,861	2,347,000
18,726	Liberty Ventures, Cl. A†	795,942	1,651,071
180,000	Martha Stewart Living Omnimedia Inc., Cl. A†	952,155	414,000
600,000	Rollins Inc.	2,281,581	15,906,000
70,000	The ADT Corp.	1,686,019	2,846,200
460,000	TiVo Inc.†	4,876,896	5,722,400

		16,194,726	37,568,071

	Diversified Industrial — 6.0%
29,000	Acuity Brands Inc.	363,546	2,668,580
30,000	Aegion Corp.†	561,304	711,900
114,000	Albany International Corp., Cl. A	2,415,759	4,089,180
204,000	Ampco-Pittsburgh Corp.	3,534,267	3,655,680
6,000	Anixter International Inc.†	57,120	525,960
3,000	Columbus McKinnon Corp.†	40,570	72,090
397,000	Crane Co.	9,316,447	24,482,990
3,000	ESCO Technologies Inc.	49,914	99,690
17,000	Foster Wheeler AG†	32,976	447,780
74,000	Greif Inc., Cl. A	757,714	3,628,220
117,970	Greif Inc., Cl. B	5,709,954	6,281,903
1,204,000	Griffon Corp.	13,203,675	15,098,160
375,000	Handy & Harman Ltd.†	2,652,544	8,951,250
15,000	Haynes International Inc.	738,665	679,950
190,000	Jardine Strategic Holdings Ltd.	3,487,637	6,431,500
400,000	Katy Industries Inc.†(a)	616,568	282,180
87,500	Kaydon Corp.	2,922,621	3,108,000
30,000	Key Technology Inc.†	483,654	416,700
1,000	L.B. Foster Co., Cl. A	17,608	45,740
40,000	Lawson Products Inc.†	532,135	412,400
97,000	Lincoln Electric Holdings Inc.	2,614,310	6,462,140
72,000	Lindsay Corp.	1,620,267	5,876,640

			Market
Shares		Cost	Value

40,083	Lydall Inc.†	$447,165	$688,225
81,000	Magnetek Inc.†	1,773,803	1,434,510
32,000	Matthews International Corp., Cl. A	748,294	1,218,560
473,273	Myers Industries Inc.	4,629,255	9,517,520
138,000	Oil-Dri Corp. of America	1,510,309	4,656,120
124,000	Olin Corp.	2,407,153	2,860,680
304,000	Park-Ohio Holdings Corp.†	2,675,513	11,679,680
19,000	Pentair Ltd.	727,134	1,233,860
87,000	Precision Castparts Corp.	1,759,715	19,769,880
62,000	Raven Industries Inc.	1,623,285	2,028,020
32,000	Roper Industries Inc.	620,029	4,251,840
260,033	Sevcon Inc.†(a)	1,552,527	1,261,160
96,000	Sonoco Products Co.	2,940,089	3,738,240
115,500	Standex International Corp.	2,765,273	6,860,700
387,000	Textron Inc.	2,408,058	10,685,070
390,023	Tredegar Corp.	6,611,601	10,140,598
85,000	Trinity Industries Inc.	2,575,111	3,854,750
147,000	Tyco International Ltd.	2,752,473	5,142,060

		92,256,042	195,450,106

	Educational Services — 0.2%
60,000	Career Education Corp.†	484,149	165,600
400,000	Corinthian Colleges Inc.†	2,167,339	876,000
417,000	Universal Technical Institute Inc.	7,178,807	5,058,210

		9,830,295	6,099,810

	Electronics — 1.5%
98,000	Badger Meter Inc.	2,797,399	4,557,000
252,048	Bel Fuse Inc., Cl. A(a)	5,966,028	4,365,471
20,000	CSR plc, ADR	293,600	658,600
560,000	CTS Corp.	5,365,883	8,831,200
375,000	Cypress Semiconductor Corp.	3,283,342	3,502,500
40,000	Daktronics Inc.	362,126	447,600
110,000	Gentex Corp.	2,666,319	2,814,900
114,000	Greatbatch Inc.†	2,887,842	3,879,420
20,000	IMAX Corp.†	158,565	604,800
70,000	KEMET Corp.†	307,782	292,600
110,000	Methode Electronics Inc.	951,012	3,080,000
20,000	MOCON Inc.	290,913	273,600
310,000	Park Electrochemical Corp.	7,329,771	8,881,500
12,000	Pulse Electronics Corp.†	546,998	46,800
118,000	Rofin-Sinar Technologies Inc.†	2,796,014	2,856,780
185,000	Stoneridge Inc.†	1,506,975	1,999,850
109,000	Zygo Corp.†	1,013,646	1,741,820

		38,524,215	48,834,441

	Energy and Utilities — 5.2%
5,000	Atlas Resource Partners LP	95,819	104,700
371,500	Black Hills Corp.	9,503,775	18,522,990

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
70,000	Black Ridge Oil and Gas Inc.†	$0	$56,000
100,000	Callon Petroleum Co.†	621,608	547,000
35,000	Chesapeake Utilities Corp.	933,995	1,837,150
8,000	Clean Energy Fuels Corp.†	121,214	102,240
42,000	CMS Energy Corp.	221,307	1,105,440
23,000	Connecticut Water Service Inc.	464,832	739,680
6,000	Consolidated Water Co. Ltd.	80,818	89,820
155,000	Covanta Holding Corp.	538,638	3,313,900
13,000	Dawson Geophysical Co.†	365,597	422,110
408,089	El Paso Electric Co.	5,933,161	13,630,173
70,000	Energy Recovery Inc.†	301,631	507,500
20,000	Gamesa Corporacion Tecnologica SA†	117,491	174,437
190,000	Great Plains Energy Inc.	3,922,294	4,218,000
98,000	Hawaiian Electric Industries Inc.	2,495,312	2,459,800
70,000	Key Energy Services Inc.†	597,194	510,300
45,000	Middlesex Water Co.	773,022	962,550
65,000	National Fuel Gas Co.	3,483,943	4,469,400
200,000	North Atlantic Drilling Ltd.	1,937,412	1,912,443
100,000	NorthWestern Corp.	2,966,899	4,492,000
80,000	Oceaneering International Inc.	1,366,984	6,499,200
229,000	Otter Tail Corp.	5,094,778	6,320,400
12,000	Patterson-UTI Energy Inc.	241,902	256,560
1,190,000	PNM Resources Inc.	12,941,338	26,929,700
132,000	Rowan Companies plc, Cl. A†	4,649,603	4,847,040
2,370,129	RPC Inc.	3,583,935	36,665,896
146,000	SJW Corp.	2,799,413	4,090,920
185,000	Southwest Gas Corp.	4,313,295	9,250,000
330,000	SunEdison Inc.†	1,355,447	2,630,100
45,000	Tesoro Corp.	455,817	1,979,100
37,063	The Laclede Group Inc.	1,431,334	1,667,835
46,000	The York Water Co.	647,831	923,220
15,000	Vestas Wind Systems A/S†	142,183	378,462
220,000	Westar Energy Inc.	4,036,837	6,743,000

		78,536,659	169,359,066

	Entertainment — 1.4%
90,000	Carmike Cinemas Inc.†	605,943	1,987,200
30,000	Discovery Communications Inc., Cl. A†	409,648	2,532,600
30,000	Discovery Communications Inc., Cl. C†	418,237	2,343,600
347,850	Dover Motorsports Inc.	1,386,473	838,318
32,000	International Speedway Corp., Cl. A	962,891	1,033,600
6,200	International Speedway Corp., Cl. B	148,415	210,800
7,000	Rovi Corp.†	99,660	134,190

			Market
Shares		Cost	Value

90,000	Starz, Cl. A†	$221,728	$2,531,700
360,000	Take-Two Interactive Software Inc.†	5,193,550	6,537,600
270,000	The Madison Square Garden Co., Cl. A†	3,541,603	15,678,900
260,000	Twenty-First Century Fox Inc., Cl. A	673,473	8,710,000
180,000	Universal Entertainment Corp.	2,597,230	3,829,086
22,000	World Wrestling Entertainment Inc., Cl. A	201,106	223,740

		16,459,957	46,591,334

	Environmental Services — 0.4%
18,248	Ceco Environmental Corp.	240,403	256,932
400,000	Republic Services Inc.	5,798,456	13,344,000

		6,038,859	13,600,932

	Equipment and Supplies — 8.2%
44,000	A.O. Smith Corp.	328,585	1,988,800
539,000	AMETEK Inc.	1,018,107	24,804,780
40,000	AZZ Inc.	1,262,250	1,674,400
18,000	Belden Inc.	208,890	1,152,900
52,000	Capstone Turbine Corp.†	99,800	61,360
548,000	CIRCOR International Inc.	15,249,641	34,074,640
221,000	CLARCOR Inc.	1,338,826	12,272,130
330,000	Core Molding Technologies Inc.†	654,777	3,161,400
167,000	Crown Holdings Inc.†	674,926	7,060,760
4,000	Danaher Corp.	34,106	277,280
180,000	Donaldson Co. Inc.	1,558,860	6,863,400
220,000	Entegris Inc.†	1,259,906	2,233,000
750,000	Federal Signal Corp.†	4,742,153	9,652,500
288,000	Flowserve Corp.	2,418,287	17,968,320
310,000	Franklin Electric Co. Inc.	1,429,429	12,214,000
222,000	Gerber Scientific Inc., Escrow†	0	2,220
190,042	Graco Inc.	4,662,131	14,074,511
1,117,000	GrafTech International Ltd.†	13,389,798	9,438,650
100,000	IDEX Corp.	765,938	6,525,000
520,000	Interpump Group SpA	3,101,642	5,652,480
52,000	Itron Inc.†	2,232,271	2,227,160
10,500	Jarden Corp.†	115,037	508,200
40,000	Littelfuse Inc.	758,367	3,128,800
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	709,497
6,000	Mine Safety Appliances Co.	179,592	309,660
30,000	Minerals Technologies Inc.	1,102,042	1,481,100
140,002	Mueller Industries Inc.	6,098,272	7,793,911
240,000	Mueller Water Products Inc., Cl. A	1,447,179	1,917,600
10,000	Plantronics Inc.	262,977	460,500
2,000	Regal-Beloit Corp.	59,351	135,860

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
93,032	SL Industries Inc.	$1,274,561	$2,274,632
5,000	Teleflex Inc.	76,167	411,400
300,000	Tennant Co.	6,160,189	18,600,000
665,000	The Gorman-Rupp Co.	13,671,070	26,679,800
180,000	The Greenbrier Companies Inc.†	2,723,774	4,451,400
262,052	The L.S. Starrett Co., Cl. A	3,263,481	2,882,572
100,000	The Manitowoc Co. Inc.	666,995	1,958,000
25,200	The Middleby Corp.†	1,126,121	5,264,532
24,400	The Toro Co.	859,601	1,326,140
8,000	Valmont Industries Inc.	176,298	1,111,280
135,005	Vicor Corp.†	1,214,760	1,104,341
7,875	Watsco Inc., Cl. B	23,627	745,290
155,000	Watts Water Technologies Inc., Cl. A	3,553,514	8,737,350

		101,602,907	265,371,556

	Financial Services — 4.2%
10,500	Alleghany Corp.†	1,739,381	4,301,325
24,200	Argo Group International Holdings Ltd.	724,275	1,037,696
305,000	BBCN Bancorp Inc.	3,424,494	4,196,800
10,121	BCB Holdings Ltd.†	21,770	2,663
118,000	BKF Capital Group Inc.†	495,818	132,750
30,000	Blackhawk Network Holdings Inc.†	737,444	720,900
35,000	Calamos Asset Management Inc., Cl. A	395,264	349,650
12,500	Capitol Federal Financial Inc.	125,000	155,375
22,000	Crazy Woman Creek Bancorp Inc.†	343,564	243,650
183,000	Energy Transfer Equity LP	2,827,780	12,037,740
9,162	Fidelity Southern Corp.	53,096	140,545
280,000	First Niagara Financial Group Inc.	3,647,333	2,903,600
65,000	FirstMerit Corp.	1,077,300	1,411,150
291,000	Flushing Financial Corp.	4,635,436	5,368,950
170,100	Fortress Investment Group LLC, Cl. A	892,762	1,350,594
1,083,300	GAM Holding AG	13,708,995	19,585,288
53,000	Hudson Valley Holding Corp.	1,022,300	995,340
1,071,000	Janus Capital Group Inc.	10,549,099	9,114,210
750,072	KKR & Co. LP	5,438,228	15,436,482
180,000	Legg Mason Inc.	4,080,240	6,019,200
21,000	M&T Bank Corp.	1,813,109	2,350,320
2,000	Manning & Napier Inc.	26,519	33,360
60,024	Medallion Financial Corp.	463,920	893,157
250,000	Och-Ziff Capital Management Group LLC, Cl. A	1,997,164	2,747,500
165,000	Oritani Financial Corp.	1,685,540	2,715,900
32,000	PrivateBancorp Inc.	541,949	684,800

			Market
Shares		Cost	Value

199,000	Steel Excel Inc.†	$5,322,428	$5,842,640
275,000	Sterling Bancorp	3,903,038	3,775,750
30,000	Stifel Financial Corp.†	1,235,264	1,236,600
427,020	SWS Group Inc.†	4,499,056	2,382,772
10,000	T. Rowe Price Group Inc.	270,786	719,300
150,000	The Charles Schwab Corp.	2,404,087	3,171,000
10,000	Universal American Corp.	89,364	76,200
4,500	Value Line Inc.	107,462	39,735
410,000	Waddell & Reed Financial Inc., Cl. A	7,656,587	21,106,800
10,121	Waterloo Investment Holdings Ltd.†	1,390	655
572,600	Wright Investors’ Service Holdings Inc.†	1,177,668	1,216,775

		89,134,910	134,497,172

	Food and Beverage — 6.9%
400	Annie’s Inc.†	7,600	19,640
580,000	Arca Continental SAB de CV	1,141,603	3,611,291
585,000	Boulder Brands Inc.†	3,809,777	9,383,400
57,150	Brown-Forman Corp., Cl. A	1,115,861	3,782,187
7,500	Brown-Forman Corp., Cl. B	144,052	510,975
220,000	Bull-Dog Sauce Co. Ltd.	479,963	396,154
5,100,000	China Tontine Wines Group Ltd.†	989,232	213,708
115,010	Crimson Wine Group Ltd.†	1,041,866	1,098,345
1,100,000	Davide Campari - Milano SpA	6,022,895	9,538,949
155,000	Dean Foods Co.†	2,263,978	2,991,500
365,400	Denny’s Corp.†	1,008,852	2,236,248
270,000	Diamond Foods Inc.†	5,635,173	6,366,600
326,000	Dr Pepper Snapple Group Inc.	6,664,752	14,611,320
3,500,000	Dynasty Fine Wines Group Ltd.†	1,246,520	649,828
55,000	Farmer Brothers Co.†	711,242	828,300
510,000	Flowers Foods Inc.	1,250,571	10,934,400
33,000	Green Mountain Coffee Roasters Inc.†	910,942	2,485,890
206,000	Ingredion Inc.	4,411,472	13,631,020
160,000	ITO EN Ltd.	3,301,726	3,631,517
23,500	J & J Snack Foods Corp.	531,096	1,896,920
1,325,000	Kikkoman Corp.	14,057,979	24,196,297
245,000	Lifeway Foods Inc.	2,476,636	3,309,950
3,000	MEIJI Holdings Co. Ltd.	117,526	163,894
70,000	MGP Ingredients Inc.	331,262	366,800
450,000	Morinaga Milk Industry Co. Ltd.	1,808,850	1,419,197
85,000	NISSIN FOODS HOLDINGS CO. LTD.	2,907,986	3,484,918
30,000	Nutrisystem Inc.	382,707	431,400
4,000,000	Parmalat SpA	11,428,716	13,398,631
45,000	Post Holdings Inc.†	1,001,788	1,816,650

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
162,000	Rock Field Co. Ltd.	$2,539,700	$3,203,907
585,636	Snyders-Lance Inc.	12,198,552	16,895,599
42,600	The Boston Beer Co. Inc., Cl. A†	818,946	10,403,346
228,000	The Hain Celestial Group Inc.†	3,984,418	17,583,360
66,000	The J.M. Smucker Co.	1,599,230	6,932,640
700,000	Tingyi (Cayman Islands) Holding Corp.	1,792,917	1,854,717
306,000	Tootsie Roll Industries Inc.	6,235,019	9,430,920
90,000	United Natural Foods Inc.†	2,545,822	6,049,800
7,000	Vina Concha Y Toro SA, ADR	240,329	257,600
1,200,000	Vitasoy International Holdings Ltd.	739,370	1,514,718
185,773	WhiteWave Foods Co., Cl. A†	2,438,410	3,709,887
20,000	Willamette Valley Vineyards Inc.†	73,225	108,200
153,000	Yakult Honsha Co. Ltd.	3,829,281	7,650,389

		116,237,842	223,001,012

	Health Care — 4.6%
30,000	Alere Inc.†	554,733	917,100
37,000	Align Technology Inc.†	289,663	1,780,440
100,000	Allergan Inc.	1,964,408	9,045,000
110,000	AngioDynamics Inc.†	1,391,149	1,452,000
8,000	Anika Therapeutics Inc.†	76,123	191,680
160,000	ArthroCare Corp.†	3,219,138	5,692,800
45,225	Biolase Inc.†	47,357	86,380
12,099	Bio-Rad Laboratories Inc., Cl. A†	838,694	1,422,358
88,000	Bio-Reference Laboratories Inc.†	1,917,610	2,629,440
18,000	Bruker Corp.†	164,974	371,700
219,006	Cantel Medical Corp.	2,541,859	6,975,341
222,000	Cepheid Inc.†	3,001,918	8,666,880
184,000	Chemed Corp.	4,974,482	13,156,000
65,000	CONMED Corp.	1,684,549	2,209,350
376,000	Cutera Inc.†	3,995,949	3,346,400
15,000	Cynosure Inc., Cl. A†	353,951	342,150
96,000	DexCom Inc.†	962,427	2,710,080
28,000	DGT Holdings Corp.†	330,269	352,800
210,024	Exactech Inc.†	3,283,169	4,231,984
522,000	Gentiva Health Services Inc.†	6,506,583	6,284,880
43,000	Henry Schein Inc.†	844,050	4,459,100
7,000	Heska Corp.	66,328	41,930
44,000	ICU Medical Inc.†	1,989,124	2,988,920
100,000	Lexicon Pharmaceuticals Inc.†	195,732	237,000
42,000	Life Technologies Corp.†	1,070,187	3,142,860
191,000	MAKO Surgical Corp.†	4,297,393	5,636,410
29,000	Meridian Bioscience Inc.	547,819	685,850

			Market
Shares		Cost	Value

39,500	MWI Veterinary Supply Inc.†	$957,165	$5,899,720
8,000	Neogen Corp.†	195,096	485,760
50,000	Nordion Inc.†	369,385	431,500
60,000	NuVasive Inc.†	1,298,364	1,469,400
105,000	Opko Health Inc.†	284,862	925,050
70,000	Orthofix International NV†	1,141,374	1,460,200
55,000	Owens & Minor Inc.	945,161	1,902,450
265,000	Pain Therapeutics Inc.	1,131,663	720,800
15,000	Patterson Companies Inc.	506,907	603,000
636,000	Quidel Corp.†	7,144,104	18,062,400
10,000	Rhoen Klinikum AG	199,650	256,974
224,000	Rochester Medical Corp.†	2,574,265	4,471,040
210,000	RTI Surgical Inc.†	1,057,768	785,400
950,000	Sorin SpA†	2,406,255	2,570,416
54,084	STERIS Corp.	1,726,476	2,323,449
2,300	Straumann Holding AG	206,988	417,858
3,000	Stryker Corp.	142,188	202,770
14,000	Syneron Medical Ltd.†	116,750	120,680
6,500	Techne Corp.	445,248	520,390
34,500	The Cooper Companies Inc.	1,323,598	4,474,305
46,500	United-Guardian Inc.	421,054	1,179,240
75,000	Vascular Solutions Inc.†	573,743	1,260,000
390,000	Wright Medical Group Inc.†	6,239,716	10,171,200

		78,517,418	149,770,835

	Home Furnishings — 0.3%
145,000	Bassett Furniture Industries Inc.	1,287,183	2,347,550
42,500	Bed Bath & Beyond Inc.†	1,113,189	3,287,800
78,802	Blyth Inc.	1,538,231	1,089,832
160,000	La-Z-Boy Inc.	2,880,101	3,633,600

		6,818,704	10,358,782

	Hotels and Gaming — 2.7%
389,538	Boyd Gaming Corp.†	2,937,358	5,511,963
110,000	Canterbury Park Holding Corp.	1,120,504	1,251,250
228,637	Churchill Downs Inc.	9,342,329	19,781,673
135,000	Dover Downs Gaming & Entertainment Inc.	802,305	183,600
500,000	Genting Singapore plc.	514,712	571,918
18,000	Home Inns & Hotels Management Inc., ADR†	343,247	597,600
87,000	Lakes Entertainment Inc.†	388,784	360,180
174,000	Las Vegas Sands Corp.	1,035,304	11,557,080
2,000,000	Mandarin Oriental International Ltd.	2,854,177	3,240,000
100,000	Morgans Hotel Group Co.†	719,616	769,000
148,000	Orient-Express Hotels Ltd., Cl. A†	1,759,901	1,921,040
75,000	Penn National Gaming Inc.†	1,122,844	4,152,000
400,000	Pinnacle Entertainment Inc.†	3,285,549	10,020,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
460,494	Ryman Hospitality Properties Inc.	$11,727,682	$15,891,648
2,600,000	The Hongkong & Shanghai Hotels Ltd.	2,690,035	3,928,880
346,591	The Marcus Corp.	4,334,335	5,035,967
24,000	Wynn Resorts Ltd.	199,481	3,792,240

		45,178,163	88,566,039

	Machinery — 1.2%
185,059	Astec Industries Inc.	6,210,110	6,654,722
1,680,492	CNH Industrial NV†	5,637,413	21,006,150
23,000	Global Power Equipment Group Inc.	478,427	462,530
69,000	Kennametal Inc.	2,010,829	3,146,400
6,000	Nordson Corp.	107,171	441,780
136,000	Twin Disc Inc.	3,079,957	3,553,680
110,000	Zebra Technologies Corp., Cl. A†	2,213,349	5,008,300

		19,737,256	40,273,562

	Manufactured Housing and Recreational Vehicles — 0.3%
82,000	Cavco Industries Inc.†	1,886,364	4,669,900
15,000	Drew Industries Inc.	255,948	683,100
42,000	Nobility Homes Inc.†	500,123	388,500
10,000	Polaris Industries Inc.	539,231	1,291,800
208,861	Skyline Corp.†	4,126,036	1,038,039
58,000	Winnebago Industries Inc.†	685,542	1,505,680

		7,993,244	9,577,019

	Metals and Mining — 0.5%
52,003	Barrick Gold Corp.	1,522,648	968,296
245,000	Century Aluminum Co.†	2,967,388	1,972,250
16,200	First Quantum Minerals Ltd.	309,773	301,651
45,000	Ivanhoe Mines Ltd.†	117,783	96,986
140,000	Kinross Gold Corp.	962,642	707,000
200,000	Lynas Corp Ltd.†	184,524	74,632
348,000	Materion Corp.	7,896,679	11,156,880
85,000	Molycorp Inc.†	1,471,018	557,600
52,100	Stillwater Mining Co.†	477,514	573,621
125,000	Turquoise Hill Resources Ltd.†	1,554,856	552,500
15,000	Yamana Gold Inc.	50,671	156,000

		17,515,496	17,117,416

	Paper and Forest Products — 0.1%
18,000	Schweitzer-Mauduit International Inc.	396,901	1,089,540
223,500	Wausau Paper Corp.	2,114,331	2,903,265

		2,511,232	3,992,805

	Publishing — 1.4%
65,000	Belo Corp., Cl. A	157,232	890,500

			Market
Shares		Cost	Value

80,000	Cambium Learning Group Inc.†	$261,134	$123,200
980,000	Il Sole 24 Ore SpA†	1,563,750	723,883
12,000	John Wiley & Sons Inc., Cl. B	46,500	573,120
1,095,000	Journal Communications Inc., Cl. A†	5,475,453	9,362,250
1,620,000	Media General Inc., Cl. A†(a)	8,191,413	23,101,200
45,000	Meredith Corp.	1,246,283	2,142,900
65,000	News Corp., Cl. A†	91,837	1,043,900
405,000	The E.W. Scripps Co., Cl. A†	2,634,168	7,431,750

		19,667,770	45,392,703

	Real Estate — 1.2%
36,320	Capital Properties Inc., Cl. A	419,855	309,628
156,000	Cohen & Steers Inc.	3,685,154	5,508,360
203,850	Griffin Land & Nurseries Inc.	3,172,580	6,543,585
8,400	Gyrodyne Co. of America Inc.	181,040	629,160
105,000	Morguard Corp.	1,338,795	11,364,934
75,091	Tejon Ranch Co.†	2,149,986	2,315,806
590,000	The St. Joe Co.†	11,365,338	11,575,800

		22,312,748	38,247,273

	Retail — 5.8%
270,000	Aaron’s Inc.†	1,631,612	7,479,000
200,000	AutoNation Inc.†	3,399,442	10,434,000
56,000	Barnes & Noble Inc.†	744,895	724,640
18,000	Best Buy Co. Inc.	439,636	675,000
170,000	Big 5 Sporting Goods Corp.	2,285,759	2,733,600
28,283	Biglari Holdings Inc.†	7,349,199	11,671,546
349,000	Casey’s General Stores Inc.	12,714,657	25,651,500
75,000	Coldwater Creek Inc.†	709,364	129,000
82,000	Copart Inc.†	1,407,742	2,606,780
1,000	Cracker Barrel Old Country Store Inc.	59,645	103,240
90,000	CST Brands Inc.	2,903,500	2,682,000
124,000	Dominion Diamond Corp.†	1,806,407	1,511,560
2,500	Dunkin’ Brands Group Inc.	47,500	113,150
2,000	GNC Holdings Inc., Cl. A	82,712	109,260
108,000	HSN Inc.	3,197,489	5,790,960
662,551	Ingles Markets Inc., Cl. A	10,922,963	19,035,090
625,000	J.C. Penney Co. Inc.†	8,618,262	5,512,500
380,000	Krispy Kreme Doughnuts Inc.†	2,420,097	7,349,200
180,000	Macy’s Inc.	2,590,692	7,788,600
58,000	Movado Group Inc.	756,058	2,537,500
70,000	Murphy USA Inc.†	2,688,347	2,827,300
155,000	Nathan’s Famous Inc.†	2,258,524	8,180,900
13,000	Outerwall Inc.†	717,980	649,870
500,000	Pier 1 Imports Inc.	5,471,047	9,760,000
45,000	Regis Corp.	897,844	660,600
300,000	Rush Enterprises Inc., Cl. B†	3,438,009	6,831,000
3,000	Sprouts Farmers Market Inc.†	54,000	133,170

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Retail (Continued)
350,000	The Bon-Ton Stores Inc.	$2,656,422	$3,692,500
380,000	The Cheesecake Factory Inc.	10,341,163	16,701,000
165,000	The Wendy’s Co.	1,329,631	1,399,200
256,000	Tractor Supply Co.	2,329,721	17,195,520
36,000	Village Super Market Inc., Cl. A	899,231	1,368,720
2,500	Vitamin Shoppe, Inc.†	122,210	109,375
56,000	Weis Markets Inc.	1,772,705	2,740,640
300	Winmark Corp.	21,919	22,113

		99,086,384	186,910,034

	Specialty Chemicals — 3.9%
52,000	A. Schulman Inc.	1,103,761	1,531,920
19,000	Airgas Inc.	547,423	2,014,950
80,000	Albemarle Corp.	1,244,700	5,035,200
69,000	Ashland Inc.	1,115,171	6,381,120
345,000	Chemtura Corp.†	5,243,175	7,931,550
12,000	Cytec Industries Inc.	358,846	976,320
2,270,100	Ferro Corp.†	15,076,816	20,680,611
314,000	H.B. Fuller Co.	4,142,113	14,189,660
9,000	Hawkins Inc.	135,158	339,660
1,236,000	Huntsman Corp.	9,286,502	25,473,960
80,000	Material Sciences Corp.†	465,412	750,400
25,000	NewMarket Corp.	2,623,877	7,197,750
300,000	OMNOVA Solutions Inc.†	574,864	2,565,000
70,000	Penford Corp.†	758,592	1,002,400
13,000	Quaker Chemical Corp.	214,482	949,650
100,000	Rockwood Holdings Inc.	1,867,175	6,690,000
255,000	Sensient Technologies Corp.	5,194,615	12,211,950
600,000	Zep Inc.	8,328,433	9,756,000

		58,281,115	125,678,101

	Telecommunications — 1.2%
53,000	Atlantic Tele-Network Inc.	1,320,085	2,762,890
2,000,000	Cincinnati Bell Inc.†	6,463,021	5,440,000
6,795	Community Service Communications Inc.	0	4,131
110,000	HickoryTech Corp.	949,514	1,251,800
6,000	IDT Corp., Cl. B	57,867	106,500
211,525	Ixia†	3,418,952	3,314,597
33,000	Loral Space & Communications Inc.	1,276,558	2,235,090
129,000	New ULM Telecom Inc.	1,212,089	835,275
10,000	Primus Telecommunications Group Inc.	122,384	33,900
115,000	Rogers Communications Inc., Cl. B	555,319	4,946,150
116,005	Shenandoah Telecommunications Co.	982,995	2,795,721
392,616	Sprint Corp.†	2,226,133	2,438,145

				Market
Shares			Cost	Value

3,000		Straight Path Communications Inc., Cl. B†	$10,212	$15,780
37,584		Verizon Communications Inc.	846,702	1,753,669
815,000		VimpelCom Ltd., ADR	2,480,014	9,576,250

			21,921,845	37,509,898

		Transportation — 0.8%
474,726		GATX Corp.	14,438,439	22,558,980
2,000	(b)	Irish Continental Group plc	14,688	67,913
200		Navigator Holdings Ltd.†	6,460	10,350
133,000		Providence and Worcester Railroad Co.	1,888,133	2,682,610

			16,347,720	25,319,853

		Wireless Communications — 0.2%
2,000,000		Cable & Wireless Communications plc	1,191,254	1,283,147
200,000		Leap Wireless International Inc.†	3,225,545	3,158,000
26,000		Millicom International Cellular SA, SDR	1,996,576	2,295,891

			6,413,375	6,737,038

		TOTAL COMMON STOCKS	1,373,245,890	2,729,284,680

		PREFERRED STOCKS — 0.1%
		Automotive: Parts and Accessories — 0.1%
48,000		Jungheinrich AG	990,268	2,803,647

		RIGHTS — 0.1%
		Health Care — 0.1%
850,000		Sanofi, CVR, expire 12/31/20†	1,751,817	1,717,000

		WARRANTS — 0.0%
		Automotive: Parts and Accessories — 0.0%
4,531		Federal-Mogul Corp., expire 12/27/14†	87,687	95

		Real Estate — 0.0%
11,091		Tejon Ranch Co., expire 08/31/16†	66,495	30,611

		TOTAL WARRANTS	154,182	30,706

Principal
Amount
		CORPORATE BONDS — 0.0%
		Real Estate — 0.0%
$65,376		Capital Properties Inc., 5.000%, 12/31/22	65,376	65,376

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2013

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 15.5%
$502,294,000	U.S. Treasury Bills,
	0.005% to 0.100%††,
	10/03/13 to 04/03/14	$502,228,518	$502,275,644

	TOTAL INVESTMENTS — 100.1%	$1,878,436,051	3,236,177,053

	Other Assets and Liabilities (Net) — (0.1)%		(4,234,363)

	NET ASSETS — 100.0%		$3,231,942,690

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Denoted in units.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2013

Assets:
Investments, at value (cost $1,851,044,151)	$3,193,811,967
Investments in affiliates, at value (cost $27,391,900)	42,365,086
Cash	4,805,065
Receivable for Fund shares sold	7,522,474
Receivable for investments sold	549,164
Dividends and interest receivable	1,890,384
Prepaid expenses	71,265

Total Assets	3,251,015,405

Liabilities:
Payable for investments purchased	11,544,340
Payable for Fund shares redeemed	3,663,639
Payable for investment advisory fees	2,582,292
Payable for distribution fees	644,639
Payable for accounting fees	3,750
Other accrued expenses	634,055

Total Liabilities	19,072,715

Net Assets (applicable to 70,743,245 shares outstanding)	$3,231,942,690

Net Assets Consist of:
Paid-in capital	$1,794,763,831
Net investment loss	(6,177,961)
Accumulated net realized gain on investments, futures contracts, and foreign currency transactions	85,614,174
Net unrealized appreciation on investments	1,357,741,002
Net unrealized appreciation on foreign currency translations	1,644

Net Assets	$3,231,942,690

Shares of Capital Stock, each at $0.001 par value:

Class AAA:
Net Asset Value, offering, and redemption price per share ($2,171,212,722 ÷ 47,390,193 shares outstanding; 150,000,000 shares authorized)	$45.82

Class A:
Net Asset Value and redemption price per share ($305,616,820 ÷ 6,673,055 shares outstanding; 50,000,000 shares authorized)	$45.80

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$48.59

Class C:
Net Asset Value and offering price per share ($186,540,387 ÷ 4,396,243 shares outstanding; 50,000,000 shares authorized)	$42.43	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($568,572,761 ÷ 12,283,754 shares outstanding; 50,000,000 shares authorized)	$46.29

Statement of Operations

For the Year Ended September 30, 2013

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $1,102,674)	$48,295,732
Dividends - affiliated	142,557
Interest	165,634

Total Investment Income	48,603,923

Expenses:
Investment advisory fees	25,964,243
Distribution fees - Class AAA	4,509,992
Distribution fees - Class A	559,500
Distribution fees - Class C	1,348,668
Shareholder services fees	2,448,729
Shareholder communication expenses	512,523
Custodian fees	298,108
Registration expenses	114,370
Legal and audit fees	98,181
Directors’ fees	95,599
Accounting fees	45,000
Interest expense	9,915
Miscellaneous expenses	135,260

Total Expenses	36,140,088

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(79,382)
Custodian fee credits	(361)

Total Reductions and Credits	(79,743)

Net Expenses	36,060,345

Net Investment Income	12,543,578

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments - unaffiliated	107,357,679
Net realized loss on investments - affiliated	(174,237)
Net realized gain on futures contracts	86,310
Net realized loss on foreign currency transactions	(30,031)

Net realized gain on investments, futures contracts, and foreign currency transactions	107,239,721

Net change in unrealized appreciation/depreciation:
on investments	587,702,980
on foreign currency translations	1,732

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	587,704,712

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	694,944,433

Net Increase in Net Assets Resulting from Operations	$707,488,011

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2013	Year Ended September 30, 2012
Operations:
Net investment income/(loss)	$12,543,578	$(1,675,321)
Net realized gain on investments, futures contracts, and foreign currency transactions	107,239,721	38,768,816
Net change in unrealized appreciation on investments and foreign currency translations	587,704,712	443,952,656

Net Increase in Net Assets Resulting from Operations	707,488,011	481,046,151

Distributions to Shareholders:
Net investment income
Class AAA	(10,780,896)	—
Class A	(1,263,153)	—
Class I	(4,204,003)	—

	(16,248,052)	—

Net realized gain
Class AAA	(35,142,355)	(39,324,963)
Class A	(3,923,350)	(3,747,019)
Class B*	—	(466)
Class C	(2,560,469)	(2,264,720)
Class I	(7,900,812)	(3,844,897)

	(49,526,986)	(49,182,065)

Total Distributions to Shareholders	(65,775,038)	(49,182,065)

Capital Share Transactions:
Class AAA	189,362,947	(346,040,497)
Class A	80,344,935	(8,551,679)
Class B*	—	(19,608)
Class C	51,376,747	2,774,402
Class I	116,738,688	142,406,478

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	437,823,317	(209,430,904)

Redemption Fees	23,251	720

Net Increase in Net Assets	1,079,559,541	222,433,902
Net Assets:
Beginning of year	2,152,383,149	1,929,949,247

End of year (including undistributed net investment income of $0 and $0, respectively)	$3,231,942,690	$2,152,383,149

*	Class B Shares were liquidated on July 3, 2012.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratio to Average Net Assets/ Supplemental Data

Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investments Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (in 000’s)	Net Investment Income (Loss) (a)	Operating Expenses (d)	Portfolio Turnover Rate
Class AAA
2013	$35.84	$0.20	$10.87	$11.07	$(0.25)	$(0.84)	$(1.09)	$0.00	$45.82	31.82%	$2,171,213	0.50%	1.39%	5%
2012	29.16	(0.03)	7.46	7.43	—	(0.75)	(0.75)	0.00	35.84	25.98	1,535,477	(0.09)	1.41	7
2011	29.97	(0.10)	(0.71)	(0.81)	—	—	—	0.00	29.16	(2.70)	1,539,100	(0.30)	1.42	14
2010	25.81	(0.06)	4.22	4.16	—	—	—	0.00	29.97	16.12	1,435,780	(0.23)	1.44	14
2009	28.20	(0.02)	(0.92)	(0.94)	—	(1.45)	(1.45)	0.00	25.81	(1.70)	1,167,114	(0.09)	1.48	25
Class A
2013	$35.84	$0.17	$10.89	$11.06	$(0.26)	$(0.84)	$(1.10)	$0.00	$45.80	31.80%	$305,617	0.43%	1.39%	5%
2012	29.15	(0.03)	7.47	7.44	—	(0.75)	(0.75)	0.00	35.84	26.02	169,823	(0.08)	1.41	7
2011	29.96	(0.10)	(0.71)	(0.81)	—	—	—	0.00	29.15	(2.70)	145,049	(0.31)	1.42	14
2010	25.81	(0.06)	4.21	4.15	—	—	—	0.00	29.96	16.08	115,265	(0.22)	1.44	14
2009	28.18	(0.03)	(0.89)	(0.92)	—	(1.45)	(1.45)	0.00	25.81	(1.63)	62,548	(0.12)	1.48	25
Class C
2013	$33.27	$(0.12)	$10.12	$10.00	—	$(0.84)	$(0.84)	$0.00	$42.43	30.80%	$186,540	(0.32)%	2.14%	5%
2012	27.31	(0.26)	6.97	6.71	—	(0.75)	(0.75)	0.00	33.27	25.08	102,214	(0.83)	2.16	7
2011	28.28	(0.34)	(0.63)	(0.97)	—	—	—	0.00	27.31	(3.43)	81,289	(1.05)	2.17	14
2010	24.54	(0.25)	3.99	3.74	—	—	—	0.00	28.28	15.24	64,830	(0.98)	2.19	14
2009	27.09	(0.18)	(0.92)	(1.10)	—	(1.45)	(1.45)	0.00	24.54	(2.40)	42,974	(0.85)	2.23	25
Class I
2013	$36.29	$0.29	$10.99	$11.28	$(0.44)	$(0.84)	$(1.28)	$0.00	$46.29	32.14%	$568,573	0.71%	1.14%	5%
2012	29.44	0.08	7.52	7.60	—	(0.75)	(0.75)	0.00	36.29	26.31	344,869	0.24	1.16	7
2011	30.18	(0.02)	(0.72)	(0.74)	—	—	—	0.00	29.44	(2.45)	164,494	(0.05)	1.17	14
2010	25.93	0.01	4.24	4.25	—	—	—	0.00	30.18	16.39	135,112	0.02	1.19	14
2009	28.25	0.02	(0.89)	(0.87)	—	(1.45)	(1.45)	0.00	25.93	(1.43)	99,413	0.11	1.23	25

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2013, 2012, 2011, 2010, and 2009. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.39%, 1.40%, 1.41%, 1.42%, and 1.47% (Class AAA and Class A), 2.14%, 2.15%, 2.16%, 2.17%, and 2.22% (Class C), and 1.14%, 1.15%, 1.16%, 1.17%, and 1.22% (Class I), respectively.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund, a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the “Adviser”) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$ 205,565,062	—	$ 31,500	$ 205,596,562
Consumer Products	41,041,137	$ 262	—	41,041,399
Equipment and Supplies	265,369,336	—	2,220	265,371,556
Financial Services	134,496,517	—	655	134,497,172
Transportation	25,309,503	—	10,350	25,319,853
Other Industries (a)	2,057,458,138	—	—	2,057,458,138
Total Common Stocks	2,729,239,693	262	44,725	2,729,284,680
Preferred Stocks (a)	2,803,647	—	—	2,803,647
Rights (a)	1,717,000	—	—	1,717,000
Warrants (a)	30,706	—	—	30,706
Corporate Bonds (a)	—	—	65,376	65,376
U.S. Government Obligations	—	502,275,644	—	502,275,644
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,733,791,046	$502,275,906	$110,101	$3,236,177,053

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in such Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for financial statements whose fiscal year begins after December 31, 2012. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

(“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the held investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Fund held futures contracts on November 19, 2012, with a notional amount for the day of approximately $9,937,280. At September 30, 2013, the Fund held no investments in futures contracts.

For the year ended September 30, 2013, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized gain on futures contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2013, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/( loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions, adjustments on sale of securities no longer deemed passive foreign investment companies, and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2013, reclassifications were made to increase net investment loss by $564,813 and increase accumulated net realized gain on investments, futures contracts, and foreign currency transactions by $541,230, with an offsetting adjustment to paid-in capital.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$20,400,015	$482,624
Net long term capital gains	45,375,023	48,699,441

Total distributions paid	$65,775,038	$49,182,065

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$98,092,715
Net unrealized appreciation on investments	1,344,115,731
Other temporary differences*	(5,029,587)

Total	$1,437,178,859

*	Other temporary differences are primarily due to adjustments on qualified late year loss deferral.

At September 30, 2013, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,892,062,966	$1,404,993,945	$(60,879,858)	$1,344,114,087

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

to the Fund’s net assets or results of operations. Tax years ended September 30, 2010 through September 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended September 30, 2013, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $79,382.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”) an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2013, other than short term securities and U.S. Government obligations, aggregated $123,303,572 and $205,046,156, respectively.

6. Transactions with Affiliates. During the year ended September 30, 2013, the Fund paid brokerage commissions on security trades of $164,578 to G.research, Inc. (formerly Gabelli & Company, Inc.), an affiliate of the Adviser. Additionally, the Distributor retained a total of $177,808 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2013, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2013 was $624,126 with a weighted average interest rate of 1.17%. The maximum amount borrowed at anytime during the year ended September 30, 2013 was $10,880,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2013 and September 30, 2012 amounted to $23,251 and $720, respectively.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	10,638,978	$437,443,572	5,785,146	$191,861,703
Shares issued upon reinvestment of distributions	1,254,465	44,134,991	1,248,605	37,703,778
Shares redeemed	(7,340,873)	(292,215,616)	(16,982,088)	(575,605,978)

Net increase/(decrease)	4,552,570	$189,362,947	(9,948,337)	$(346,040,497)

Class A
Shares sold	2,905,363	$119,839,617	1,400,637	$46,632,112
Shares issued upon reinvestment of distributions	135,636	4,771,381	113,467	3,426,712
Shares redeemed	(1,106,239)	(44,266,063)	(1,751,203)	(58,610,503)

Net increase/(decrease)	1,934,760	$80,344,935	(237,099)	$(8,551,679)

Class B*
Shares issued upon reinvestment of distributions	—	—	15	$423
Shares redeemed	—	—	(632)	(20,031)

Net decrease	—	—	(617)	$(19,608)

Class C
Shares sold	1,775,583	$68,170,846	651,027	$20,360,308
Shares issued upon reinvestment of distributions	72,080	2,351,244	73,277	2,064,384
Shares redeemed	(523,722)	(19,145,343)	(628,287)	(19,650,290)

Net increase	1,323,941	$51,376,747	96,017	$2,774,402

Class I
Shares sold	4,595,673	$191,534,069	7,951,014	$278,868,415
Shares issued upon reinvestment of distributions	292,940	10,434,347	100,679	3,092,474
Shares redeemed	(2,107,103)	(85,229,728)	(4,137,119)	(139,554,411)

Net increase	2,781,510	$116,738,688	3,914,574	$142,406,478

*	Class B Shares were fully redeemed and closed on July 3, 2012.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2013 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain/ (Loss)	Value at September 30, 2013	Percent Owned of Shares Outstanding

Bel Fuse Inc., Cl. A	248,000	5,048	(1,000)	252,048	$59,487	$(17,073)	$4,365,471	11.59%
Edgewater Technology Inc.	550,000	—	—	550,000	—	—	2,898,500	5.08%
Katy Industries Inc.	400,000	—	—	400,000	—	—	282,180	5.03%
Strattec Security Corp.	201,000	6,000	—	207,000	83,070	—	7,938,450	6.03%
Sevcon Inc.	255,833	4,200	—	260,033	—	—	1,261,160	7.49%
Ingles Markets Inc., Cl. A*	662,051	500	—	662,551	—	—	—
Media General Inc., Cl. A	1,610,800	9,200	—	1,620,000	—	—	23,101,200	5.92%
Trans-Lux Corp.**	95,300	10,012,200	(35,000)	10,072,500	—	(74,343)	2,518,125	38.86%
Trans-Lux Pfd., Ser. A**	200,000	—	(200,000)	—	—	—	—
Trans-Lux Ser. A, Warrants,expired 04/19/13	2,000,000	—	(2,000,000)	—	—	(82,821)	—

Total					$142,557	$(174,237)	$42,365,086

*	Security is no longer considered affiliated at September 30, 2013.
**	200,000 shares of Trans-Lux Pfd., Ser. A were closed and converted into 10,000,000 shares of Trans-Lux Corp. common stock.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2013

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1991	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 69	Since 1991	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 77	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 69	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Robert J. Morrissey Director Age: 74	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 45	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 88	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Director Age: 79	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2001	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceutical); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 1991 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2013, the Fund paid to shareholders, ordinary income distributions (inclusive of short term capital gains) totaling $0.325, $0.335, $0.070, and $0.509 per share for Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $45,375,023, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2013, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.34% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended September 30, 2013 which was derived from U.S. Treasury securities was 0.19%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI    (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating TM«««««

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 3 stars for the three year period, and 5 stars for the five and ten year periods ended September 30, 2013 among 598, 598, 532, and 329 Small Blend funds, respectively. Morningstar Rating TM is based on risk-adjusted returns.

GAB443Q313AR

The Gabelli Equity Income Fund
Annual Report — September 30, 2013

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 3 stars for the three year period, 4 stars for the five year period, and 5 stars for the ten year period ended September 30, 2013 among 1,372, 1,372, 1,233, and 779 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended September 30, 2013, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund increased 21.4% compared with an increase of 19.3% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of September 30, 2013.

Performance Discussion

Global equity markets generally rose, despite the weak global economy. Investors were encouraged by the continued commitment of central banks in the United States, Europe, and Japan to extremely low interest rates and asset price support. In September, the Federal Reserve backed off from earlier talks of tapering down its own third easing program (“QE3”), consisting of $85 billion of monthly asset purchases with newly created money, and designed to help maintain very low interest rates and to boost the stock and housing markets. This turnabout indicated that in the view of the Federal Reserve, the United States is stuck in a continuing period of weak growth. At the same time, the Fed again lowered its estimates of growth for the next few quarters, trimming about a quarter of a percent from its June forecast, now to predicting overall 2.2% in 2013.

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and our firm contributed to this framework with the discipline of Private Market Value with a Catalyst. This proprietary research and valuation method identifies firms whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, industry changes such as changes in regulation, or changes in competition.

Some of the countries outside the U.S. that the Fund has equity positions in are the United Kingdom, Switzerland, Sweden, Canada, France, Ireland, Mexico, and Japan.

Among the better performing stocks for the fiscal year were: The Boeing Co. (0.9% of net assets as of September 30, 2013), an aerospace company and one of two manufacturers of large commercial aircraft; Genuine Parts Co. (1.6%), a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts, office products, and electrical/electronic materials; and Rockwell Automation Inc. (1.2%), a provider of industrial automation power, control, and information solutions. Some of our weaker performing stocks during the year were Newmont Mining Corp. (0.4%), a multinational gold producer; International Business Machines Corp (1.3%), an IT giant operating in multiple business segments; and J.C. Penny Co. Inc. (0.1%), a retailer operating over 1,000 department stores.

We appreciate your loyalty and support in these volatile markets.

Comparative Results

Average Annual Returns through September 30, 2013 (a)(b) (Unaudited)				Since
				Inception
	1 Year	5 Year	10 Year	(01/02/92)
Class AAA (GABEX)	21.38%	10.48%	9.08%	10.40%
S&P 500 Index	19.34	10.02	7.57	8.79	(e)
Nasdaq Composite Index	22.83	13.82	8.92	8.93	(e)
Lipper Equity Income Fund Average	18.88	9.17	7.53	8.22
Class A (GCAEX)	21.36	10.48	9.07	10.39
With sales charge (c)	14.38	9.18	8.43	10.09
Class C (GCCEX)	20.50	9.67	8.30	10.03
With contingent deferred sales charge (d)	19.50	9.67	8.30	10.03
Class I (GCIEX)	21.67	10.77	9.25	10.47

In the current prospectuses dated January 28, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.40%, 1.40%, 2.15%, and 1.15%, respectively. See page 13 for the expense ratios for the year ended September 30, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index and Nasdaq Composite Index since inception performance is as of December 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND CLASS AAA SHARES AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2013 through September 30, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2013.

	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,067.70	1.38%	$ 7.15
Class A	$1,000.00	$1,067.50	1.38%	$ 7.15
Class C	$1,000.00	$1,063.70	2.13%	$11.02
Class I	$1,000.00	$1,069.00	1.13%	$ 5.86
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.38%	$ 6.98
Class A	$1,000.00	$1,018.15	1.38%	$ 6.98
Class C	$1,000.00	$1,014.39	2.13%	$10.76
Class I	$1,000.00	$1,019.40	1.13%	$ 5.72
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2013:

The Gabelli Equity Income Fund

Financial Services	14.1%
Health Care	12.6%
Food and Beverage	11.8%
Retail	7.3%
Diversified Industrial	4.1%
Consumer Products	4.1%
Energy and Utilities: Oil	4.0%
Aerospace	3.4%
Energy and Utilities: Integrated	3.2%
Telecommunications	3.2%
Automotive: Parts and Accessories	2.6%
Energy and Utilities: Services	2.3%
U.S. Government Obligations	2.2%
Energy and Utilities: Natural Gas	2.0%
Specialty Chemicals	1.9%
Entertainment	1.9%
Automotive	1.6%
Computer Hardware	1.6%
Metals and Mining	1.4%
Electronics	1.4%
Computer Software and Services	1.4%
Equipment and Supplies	1.2%

Machinery	1.2%
Wireless Communications	1.1%
Hotels and Gaming	1.1%
Broadcasting	0.9%
Energy and Utilities: Electric	0.8%
Agriculture	0.8%
Cable and Satellite	0.7%
Business Services	0.7%
Real Estate Investment Trusts	0.7%
Communications Equipment	0.5%
Building and Construction	0.4%
Environmental Services	0.3%
Transportation	0.3%
Aviation: Parts and Services	0.3%
Consumer Services	0.3%
Energy and Utilities: Water	0.3%
Paper and Forest Products	0.1%
Real Estate	0.0%
Publishing	0.0%
Other Assets and Liabilities (Net)	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 97.1%
	Aerospace — 3.4%
88,000	Exelis Inc.	$1,060,962	$1,382,480
2,000	Lockheed Martin Corp.	47,350	255,100
10,000	Raytheon Co.	279,200	770,700
295,000	Rockwell Automation Inc.	13,456,833	31,547,300
2,000	Rockwell Collins Inc.	15,844	135,720
1,625,000	Rolls-Royce Holdings plc	12,119,318	29,253,686
205,500	The Boeing Co.	11,795,574	24,146,250

		38,775,081	87,491,236

	Agriculture — 0.8%
120,000	Archer Daniels Midland Co.	3,433,231	4,420,800
150,000	Monsanto Co.	2,423,783	15,655,500
12,000	The Mosaic Co.	186,246	516,240

		6,043,260	20,592,540

	Automotive — 1.6%
1,060,000	Ford Motor Co.	14,340,007	17,882,200
135,000	General Motors Co.†	3,945,532	4,855,950
460,000	Navistar International Corp.†	11,765,098	16,780,800
31,000	PACCAR Inc.	1,399,566	1,725,460

		31,450,203	41,244,410

	Automotive: Parts and Accessories — 2.6%
8,000	BorgWarner Inc.	490,649	811,120
100,000	Dana Holding Corp.	1,496,853	2,284,000
50,007	Federal-Mogul Corp.†	463,002	839,623
507,000	Genuine Parts Co.	22,687,907	41,011,230
6,000	Johnson Controls Inc.	50,425	249,000
50,000	Modine Manufacturing Co.†	465,332	731,500
133,000	O’Reilly Automotive Inc.†	3,881,341	16,969,470
50,000	Tenneco Inc.†	763,094	2,525,000
150,000	The Pep Boys—Manny, Moe & Jack†	1,664,729	1,870,500

		31,963,332	67,291,443

	Aviation: Parts and Services — 0.3%
60,000	Curtiss-Wright Corp.	926,093	2,817,600
74,000	GenCorp Inc.†	442,031	1,186,220
3,000	Precision Castparts Corp.	283,757	681,720
28,000	United Technologies Corp.	1,339,140	3,018,960

		2,991,021	7,704,500

	Broadcasting — 0.9%
310,000	CBS Corp., Cl. A, Voting	6,173,196	17,152,300
90,000	CBS Corp., Cl. B, Non-Voting	2,029,610	4,964,400

		8,202,806	22,116,700

	Building and Construction — 0.4%
245,000	Fortune Brands Home & Security Inc.	2,712,564	10,199,350

Shares		Cost	Market Value
	Business Services — 0.7%
37,000	Automatic Data Processing Inc.	$1,543,362	$2,678,060
188,000	Diebold Inc.	6,436,650	5,519,680
4,000	Landauer Inc.	134,546	205,000
10,400	MasterCard Inc., Cl. A	879,679	6,996,912
30,000	McGraw Hill Financial Inc.	1,225,693	1,967,700
6,146	MSC Industrial Direct Co. Inc., Cl. A	438,767	499,977

		10,658,697	17,867,329

	Cable and Satellite — 0.7%
33,000	AMC Networks Inc., Cl. A†	1,278,263	2,259,840
140,000	Cablevision Systems Corp., Cl. A	1,650,260	2,357,600
10,000	DIRECTV†	331,857	597,500
180,000	DISH Network Corp., Cl. A	3,608,196	8,101,800
16,000	EchoStar Corp., Cl. A†	478,840	703,040
58,000	Scripps Networks Interactive Inc., Cl. A	2,452,305	4,530,380

		9,799,721	18,550,160

	Communications Equipment — 0.5%
15,000	Cisco Systems Inc.	279,075	351,300
880,000	Corning Inc.	11,888,836	12,839,200

		12,167,911	13,190,500

	Computer Hardware — 1.6%
300,000	Hewlett-Packard Co.	6,437,422	6,294,000
182,000	International Business Machines Corp.	15,123,120	33,702,760

		21,560,542	39,996,760

	Computer Software and Services — 1.4%
25,000	eBay Inc.†	779,839	1,394,750
380,000	EMC Corp.	9,619,404	9,712,800
122,000	Fidelity National Information Services Inc.	2,160,830	5,665,680
360,000	Microsoft Corp.	9,920,506	11,991,600
210,000	Yahoo! Inc.†	3,416,554	6,963,600

		25,897,133	35,728,430

	Consumer Products — 4.1%
45,000	Altria Group Inc.	538,092	1,545,750
330,000	Avon Products Inc.	7,664,774	6,798,000
76,000	Energizer Holdings Inc.	3,766,002	6,927,400
5,000	Hanesbrands Inc.	108,950	311,550
170,000	Harman International Industries Inc.	6,624,986	11,259,100
2,500	National Presto Industries Inc.	74,242	176,025
50,000	Philip Morris International Inc.	1,501,172	4,329,500
105,000	Reckitt Benckiser Group plc	3,432,951	7,683,342

See accompanying notes to financial statements.

5

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
25,500	Svenska Cellulosa AB, Cl. A	$439,719	$645,168
1,240,000	Swedish Match AB	16,678,674	43,759,939
230,000	The Procter & Gamble Co.	13,512,663	17,385,700
81,000	Unilever NV - NY Shares	1,639,778	3,055,320

		55,982,003	103,876,794

	Consumer Services — 0.3%
100,000	Rollins Inc.	381,843	2,651,000
120,000	The ADT Corp.	3,117,793	4,879,200

		3,499,636	7,530,200

	Diversified Industrial — 3.8%
4,000	Acuity Brands Inc.	42,447	368,080
4,000	Alstom SA	206,008	142,482
100,000	Crane Co.	3,402,503	6,167,000
115,000	Eaton Corp. plc	5,969,144	7,916,600
1,500,000	General Electric Co.	30,045,202	35,835,000
235,000	Honeywell International Inc.	8,486,747	19,514,400
50,000	ITT Corp.	1,004,526	1,797,500
30,000	Jardine Matheson Holdings Ltd.	1,300,044	1,647,000
172,000	Jardine Strategic Holdings Ltd.	3,971,804	5,822,200
46,000	Pentair Ltd.	1,457,495	2,987,240
120,000	Textron Inc.	763,372	3,313,200
50,000	Toray Industries Inc.	327,480	328,094
18,000	Trinity Industries Inc.	530,674	816,300
305,000	Tyco International Ltd.	6,428,113	10,668,900

		63,935,559	97,323,996

	Electronics — 1.4%
100,000	Emerson Electric Co.	4,955,000	6,470,000
500,000	Intel Corp.	10,037,981	11,460,000
70,000	LSI Corp.	616,011	547,400
85,000	TE Connectivity Ltd.	2,886,395	4,401,300
320,000	Texas Instruments Inc.	7,759,058	12,886,400

		26,254,445	35,765,100

	Energy and Utilities: Electric — 0.8%
60,000	American Electric Power Co. Inc.	2,198,544	2,601,000
10,000	DTE Energy Co.	428,080	659,800
90,000	El Paso Electric Co.	820,152	3,006,000
1,200,000	GenOn Energy Inc., Escrow†	0	0
110,000	Great Plains Energy Inc.	2,663,694	2,442,000
100,000	Korea Electric Power Corp., ADR†	1,479,637	1,404,000
170,000	Northeast Utilities	3,155,199	7,012,500
245,000	The AES Corp.	2,306,408	3,256,050
13,333	UIL Holdings Corp.	293,785	495,721

		13,345,499	20,877,071

Shares			Cost	Market Value
		Energy and Utilities: Integrated — 3.2%
440,000		BP plc, ADR	$18,798,855	$18,493,200
160,000		CONSOL Energy Inc.	6,322,656	5,384,000
100,000		Dominion Resources Inc.	4,101,684	6,248,000
110,000		Duke Energy Corp.	5,111,218	7,345,800
100,000		Energy Transfer Equity LP	3,323,390	6,578,000
29,000		Eni SpA	304,221	664,994
48,000		FirstEnergy Corp.	1,164,848	1,749,600
120,000		Hess Corp.	7,451,605	9,280,800
13,069		Iberdrola SA, ADR	299,699	304,246
25,000		Integrys Energy Group Inc.	1,192,522	1,397,250
116,000		NextEra Energy Inc.	5,624,121	9,298,560
138,000		OGE Energy Corp.	1,883,215	4,980,420
118,000		PNM Resources Inc.	1,394,458	2,670,340
30,000		Suncor Energy Inc., New York	785,965	1,073,400
2,000		Suncor Energy Inc., Toronto	61,550	71,511
50,000		TECO Energy Inc.	652,639	827,000
135,000		Westar Energy Inc.	2,217,074	4,137,750

			60,689,720	80,504,871

		Energy and Utilities: Natural Gas — 1.9%
10,000		AGL Resources Inc.	178,125	460,300
8,000		Atmos Energy Corp.	210,433	340,720
245,000		Kinder Morgan Inc.	7,298,260	8,714,650
310,000		National Fuel Gas Co.	15,496,458	21,315,600
143,000		ONEOK Inc.	1,617,481	7,624,760
24,000		Piedmont Natural Gas Co. Inc.	394,017	789,120
74,000		Southwest Gas Corp.	1,818,048	3,700,000
195,000		Spectra Energy Corp.	4,167,926	6,674,850

			31,180,748	49,620,000

		Energy and Utilities: Oil — 4.0%
202,000		Anadarko Petroleum Corp.	10,808,768	18,783,980
45,000		Canadian Oil Sands Ltd.	1,290,650	871,996
5,000	(a)	Canadian Oil Sands Trust†	116,475	96,888
188,000		Chevron Corp.	8,670,601	22,842,000
180,000		ConocoPhillips	4,001,446	12,511,800
22,000		Denbury Resources Inc.†	369,472	405,020
58,000		Devon Energy Corp.	2,515,153	3,350,080
151,000		Exxon Mobil Corp.	4,905,886	12,992,040
40,000		Marathon Oil Corp.	1,000,063	1,395,200
20,000		Marathon Petroleum Corp.	639,385	1,286,400
100,000		Occidental Petroleum Corp.	4,145,051	9,354,000
4,000		PetroChina Co. Ltd., ADR	317,768	439,800
50,000		Phillips 66	668,879	2,891,000
36,000		Repsol SA, ADR	742,075	889,560
120,000		Royal Dutch Shell plc, Cl. A, ADR	5,524,835	7,881,600
40,000		Statoil ASA	1,019,952	907,995
80,000		Statoil ASA, ADR	1,779,821	1,814,400
300,000		Talisman Energy Inc.	5,401,388	3,450,000
17,518		Total SA, ADR	290,564	1,014,643

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
40,000	WesternZagros Resources Ltd.†	$147,109	$37,280

		54,355,341	103,215,682

	Energy and Utilities: Services — 2.3%
30,000	ABB Ltd., ADR	351,824	707,700
52,000	Cameron International Corp.†	746,014	3,035,240
350,000	Halliburton Co.	10,342,941	16,852,500
94,000	Oceaneering International Inc.	2,032,090	7,636,560
40,000	Schlumberger Ltd.	1,275,020	3,534,400
80,000	Transocean Ltd.	4,742,599	3,560,000
1,500,000	Weatherford International Ltd.†	24,207,409	22,995,000

		43,697,897	58,321,400

	Energy and Utilities: Water — 0.3%
45,000	Aqua America Inc.	458,537	1,112,850
200,000	Severn Trent plc	5,304,473	5,708,273

		5,763,010	6,821,123

	Entertainment — 1.9%
130,000	Grupo Televisa SAB, ADR	2,961,072	3,633,500
35,500	The Madison Square Garden Co., Cl. A†	445,361	2,061,485
117,000	Time Warner Inc.	3,385,344	7,699,770
106,016	Twenty-First Century Fox Inc., Cl. B	3,289,985	3,540,934
306,000	Viacom Inc., Cl. A	12,096,487	25,645,860
205,000	Vivendi SA	6,523,779	4,716,071

		28,702,028	47,297,620

	Environmental Services — 0.3%
30,000	Republic Services Inc.	1,008,307	1,000,800
175,000	Waste Management Inc.	5,905,150	7,217,000

		6,913,457	8,217,800

	Equipment and Supplies — 1.2%
36,000	A.O. Smith Corp.	253,184	1,627,200
28,000	Danaher Corp.	1,074,985	1,940,960
214,000	Flowserve Corp.	2,756,400	13,351,460
20,000	Graco Inc.	1,006,940	1,481,200
12,000	Ingersoll-Rand plc	302,107	779,280
25,000	Minerals Technologies Inc.	880,441	1,234,250
95,000	Mueller Industries Inc.	3,794,476	5,288,650
16,000	Parker Hannifin Corp.	791,261	1,739,520
80,000	Tenaris SA, ADR	3,067,303	3,742,400

		13,927,097	31,184,920

	Financial Services — 14.1%
6,579	Alleghany Corp.†	1,015,114	2,695,087
440,000	AllianceBernstein Holding LP	9,567,886	8,738,400
383,000	American Express Co.	15,736,067	28,924,160

Shares		Cost	Market Value
530,000	American International Group Inc.	$14,058,173	$25,773,900
27,489	Argo Group International Holdings Ltd.	772,108	1,178,728
22,000	Banco Popular Espanol SA†	199,833	118,128
5,195	Banco Santander Chile, ADR	29,250	136,577
160,000	Banco Santander SA, ADR	1,233,058	1,307,200
320,000	Bank of America Corp.	3,184,684	4,416,000
12,156	BNP Paribas SA	506,339	822,263
500,000	Citigroup Inc.	20,229,828	24,255,000
24,000	Deutsche Bank AG	1,097,395	1,101,120
78,000	Dundee Corp., Cl. A†	1,828,287	1,447,852
35,000	Eaton Vance Corp.	968,411	1,359,050
125,000	Federated Investors Inc., Cl. B	3,056,627	3,395,000
33,870	Fidelity Southern Corp.	284,707	519,566
270,000	H&R Block Inc.	4,898,488	7,198,200
180,000	Hartford Financial Services Group Inc.	5,665,884	5,601,600
60,000	Hudson City Bancorp Inc.	510,798	543,000
55,000	Interactive Brokers Group Inc., Cl. A	837,556	1,032,350
210,000	Janus Capital Group Inc.	1,782,274	1,787,100
278,000	JPMorgan Chase & Co.	9,867,050	14,369,820
82,758	Julius Baer Group Ltd.	2,738,518	3,861,765
40,000	Kemper Corp.	1,156,156	1,344,000
90,100	Kinnevik Investment AB, Cl. A	1,682,511	3,094,134
19,000	Kinnevik Investment AB, Cl. B	278,394	657,803
473,000	Legg Mason Inc.	11,114,576	15,817,120
19,000	Leucadia National Corp.	304,896	517,560
180,000	Loews Corp.	7,797,363	8,413,200
158,000	M&T Bank Corp.	11,613,841	17,683,360
365,000	Marsh & McLennan Companies Inc.	11,002,192	15,895,750
360,000	Morgan Stanley	9,580,097	9,702,000
220,000	Northern Trust Corp.	10,796,541	11,965,800
28,000	Och-Ziff Capital Management Group LLC, Cl. A	283,762	307,720
40,000	Oritani Financial Corp.	400,000	658,400
45,000	Popular Inc.†	1,154,011	1,180,350
500	Raiffeisen Bank International AG	28,874	16,363
48,000	Royal Bank of Canada	2,548,864	3,082,080
391,000	SLM Corp.	5,853,704	9,735,900
170,000	State Street Corp.	7,766,302	11,177,500
250,000	Sterling BanCorp	3,529,115	3,432,500
12,000	SunTrust Banks Inc.	251,737	389,040
82,000	T. Rowe Price Group Inc.	3,733,964	5,898,260
115,000	TD Ameritrade Holding Corp.	1,950,608	3,010,700
1,040,000	The Bank of New York Mellon Corp.	29,547,257	31,397,600
3,000	The Dun & Bradstreet Corp.	105,969	311,550

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
15,000	The Goldman Sachs Group Inc.	$1,599,455	$2,373,150
106,000	The PNC Financial Services Group Inc.	5,651,498	7,679,700
27,000	The Travelers Companies Inc.	1,032,136	2,288,790
90,000	W. R. Berkley Corp.	3,297,008	3,857,400
145,000	Waddell & Reed Financial Inc., Cl. A	3,298,893	7,464,600
920,000	Wells Fargo & Co.	29,357,941	38,014,400
410,000	Wright Investors’ Service Holdings Inc.†	1,009,526	871,250

		267,795,526	358,819,846

	Food and Beverage — 11.8%
30,000	Anheuser-Busch InBev NV	496,266	2,986,282
270,000	Beam Inc.	10,793,498	17,455,500
194,392	Brown-Forman Corp., Cl. A	7,502,319	12,864,863
20,250	Brown-Forman Corp., Cl. B	825,919	1,379,632
220,000	Campbell Soup Co.	6,897,934	8,956,200
40,000	Coca-Cola Amatil Ltd., ADR	246,845	918,800
20,000	Coca-Cola Enterprises Inc.	450,000	804,200
13,600	Coca-Cola Femsa SAB de CV, ADR	502,169	1,713,328
18,000	Constellation Brands Inc., Cl. A†	223,261	1,033,200
136,389	Danone SA	6,897,164	10,266,355
550,000	Davide Campari - Milano SpA	3,822,395	4,769,474
130,000	Dean Foods Co.†	1,954,766	2,509,000
1,000	Diageo plc	20,487	31,812
93,000	Diageo plc, ADR	5,126,053	11,818,440
103,000	Dr Pepper Snapple Group Inc.	2,277,323	4,616,460
133,000	Fomento Economico Mexicano SAB de CV, ADR	3,194,849	12,912,970
275,000	General Mills Inc.	7,537,273	13,178,000
3,000,000	Grupo Bimbo SAB de CV, Cl. A	2,411,096	9,268,498
142,000	Heineken NV	6,578,070	10,064,369
17,000	Heineken NV, ADR	430,190	602,650
240,004	Hillshire Brands Co.	6,836,690	7,377,723
245,000	ITO EN Ltd.	5,089,181	5,560,761
40,000	Kellogg Co.	2,011,521	2,349,200
320,000	Kraft Foods Group Inc.	9,916,126	16,780,800
24,000	McCormick & Co. Inc., Non-Voting	1,004,538	1,552,800
1,020,000	Mondelēz International Inc., Cl. A	19,666,442	32,048,400
102,000	Nestlé SA	2,185,232	7,133,853
55,000	Nestlé SA, ADR	3,094,786	3,828,000
130,000	NISSIN FOODS HOLDINGS CO. LTD.	4,309,367	5,329,874
4,200,000	Parmalat SpA	11,859,744	14,068,562

Shares		Cost	Market Value
120,053	PepsiCo Inc.	$7,713,785	$9,544,213
43,500	Pernod Ricard SA	3,504,187	5,401,749
10,000	Post Holdings Inc.†	263,033	403,700
52,700	Remy Cointreau SA	3,106,596	5,615,924
20,000	SABMiller plc	733,959	1,017,808
220,000	Sapporo Holdings Ltd.	1,080,450	953,456
982,000	The Coca-Cola Co.	23,768,792	37,198,160
2,000	The Hershey Co.	72,601	185,000
89,654	Tootsie Roll Industries Inc.	1,956,728	2,763,136
72,000	Tyson Foods Inc., Cl. A	727,056	2,036,160
161,003	WhiteWave Foods Co., Cl. A†	2,204,291	3,215,230
155,000	Yakult Honsha Co. Ltd.	4,171,714	7,750,394

		183,464,696	300,264,936

	Health Care — 12.6%
32,000	Abbott Laboratories	836,192	1,062,080
20,000	AbbVie Inc.	496,537	894,600
34,000	Actavis Inc.†	2,655,913	4,896,000
43,324	Aetna Inc.	1,782,357	2,773,602
146,000	Baxter International Inc.	6,239,268	9,590,740
157,000	Becton, Dickinson and Co.	11,298,691	15,703,140
23,500	Bio-Rad Laboratories Inc., Cl. A†	2,427,191	2,762,660
800,000	Boston Scientific Corp.†	6,726,017	9,392,000
650,000	Bristol-Myers Squibb Co.	17,077,002	30,082,000
295,000	Covidien plc	10,136,389	17,977,300
449,000	Eli Lilly & Co.	17,859,208	22,598,170
11,000	Express Scripts Holding Co.†	347,042	679,580
14,076	GlaxoSmithKline plc, ADR	635,995	706,193
22,000	Henry Schein Inc.†	566,365	2,281,400
235,000	Hospira Inc.†	7,755,633	9,216,700
320,000	Johnson & Johnson	20,207,972	27,740,800
23,000	Laboratory Corp. of America Holdings†	1,748,126	2,280,220
45,000	Life Technologies Corp.†	3,332,325	3,367,350
35,000	Mallinckrodt plc†	948,144	1,543,150
100,000	Mead Johnson Nutrition Co.	4,689,231	7,426,000
30,000	Medtronic Inc.	1,005,816	1,597,500
510,000	Merck & Co. Inc.	15,703,221	24,281,100
279,000	Novartis AG, ADR	15,298,186	21,402,090
200,000	Patterson Companies Inc.	6,945,790	8,040,000
1,275,000	Pfizer Inc.	25,443,775	36,605,250
68,000	Roche Holding AG, ADR	2,632,469	4,592,040
40,000	Roche Holding AG, Genusschein	5,894,355	10,787,859
51,000	St. Jude Medical Inc.	2,043,058	2,735,640
260,000	Tenet Healthcare Corp.†	7,331,097	10,709,400
240,000	UnitedHealth Group Inc.	9,652,496	17,186,400
18,000	William Demant Holding A/S†	880,509	1,663,492
60,000	Wright Medical Group Inc.†	949,266	1,564,800
54,000	Zimmer Holdings Inc.	3,182,725	4,435,560

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
70,000	Zoetis Inc.	$2,041,079	$2,178,400

		216,769,440	320,753,216

	Hotels and Gaming — 1.1%
90,000	International Game Technology	1,451,484	1,703,700
2,004,352	Ladbrokes plc	10,531,607	5,490,309
160,000	Las Vegas Sands Corp.	2,597,929	10,627,200
80,000	MGM Resorts International†	813,235	1,635,200
26,000	Ryman Hospitality Properties Inc.	892,462	897,260
80,000	Starwood Hotels & Resorts Worldwide Inc.	1,673,543	5,316,000
14,500	Wynn Resorts Ltd.	468,737	2,291,145

		18,428,997	27,960,814

	Machinery — 1.2%
6,000	Caterpillar Inc.	35,181	500,220
318,000	Deere & Co.	15,873,262	25,882,020
150,000	Xylem Inc.	4,170,939	4,189,500

		20,079,382	30,571,740

	Metals and Mining — 1.4%
855,000	Alcoa Inc.	9,069,561	6,942,600
10,000	Carpenter Technology Corp.	327,255	581,100
369,202	Freeport-McMoRan Copper & Gold Inc.	6,872,293	12,213,202
330,000	Newmont Mining Corp.	14,923,249	9,273,000
400,000	Peabody Energy Corp.	8,120,682	6,900,000
2,000	Royal Gold Inc.	88,166	97,320
6,615	Teck Resources Ltd., Cl. B	533,053	177,761

		39,934,259	36,184,983

	Paper and Forest Products — 0.1%
75,000	International Paper Co.	2,403,385	3,360,000

	Publishing — 0.0%
1,504	News Corp., Cl. B†	8,506	24,711
1,000	The Washington Post Co., Cl. B	442,591	611,350
2,700	Value Line Inc.	38,523	23,841

		489,620	659,902

	Real Estate — 0.0%
78,000	Dream Unlimited Corp., Cl. A†	1,030,053	984,418
10,000	Griffin Land & Nurseries Inc.	224,290	321,000

		1,254,343	1,305,418

	Real Estate Investment Trusts — 0.7%
70,000	Plum Creek Timber Co. Inc.	2,874,828	3,278,100
9,000	Rayonier Inc.	264,580	500,850

Shares		Cost	Market Value
460,000	Weyerhaeuser Co.	$11,163,328	$13,169,800

		14,302,736	16,948,750

	Retail — 7.3%
16,000	Compagnie Financiere Richemont SA	540,728	1,602,919
40,266	Copart Inc.†	696,640	1,280,056
218,000	Costco Wholesale Corp.	11,302,742	25,096,160
575,000	CVS Caremark Corp.	20,427,489	32,631,250
28,000	Hertz Global Holdings Inc.†	706,327	620,480
113,800	Ingles Markets Inc., Cl. A	2,071,571	3,269,474
340,000	J.C. Penney Co. Inc.†	7,443,696	2,998,800
500,000	Macy’s Inc.	7,988,643	21,635,000
230,017	Safeway Inc.	4,905,407	7,358,244
214	Sears Canada Inc.	2,288	2,609
500	Sears Holdings Corp.†	39,103	29,820
109	Sears Hometown and Outlet Stores Inc.†	2,759	3,461
90,000	Seven & i Holdings Co. Ltd.	2,692,986	3,277,888
25,000	SUPERVALU Inc.†	59,348	205,750
510,000	The Home Depot Inc.	14,399,640	38,683,500
158,000	Tractor Supply Co.	1,377,651	10,612,860
125,000	Walgreen Co.	3,937,736	6,725,000
225,000	Wal-Mart Stores Inc.	10,637,800	16,641,000
10,000	Weis Markets Inc.	300,480	489,400
200,000	Whole Foods Market Inc.	3,392,986	11,700,000

		92,926,020	184,863,671

	Specialty Chemicals — 1.9%
43,000	Albemarle Corp.	564,900	2,706,420
42,000	Ashland Inc.	1,444,320	3,884,160
124,000	E. I. du Pont de Nemours and Co.	5,631,542	7,261,440
295,000	Ferro Corp.†	2,499,418	2,687,450
8,000	FMC Corp.	186,076	573,760
50,000	H.B. Fuller Co.	1,032,850	2,259,500
224,000	International Flavors & Fragrances Inc.	10,435,704	18,435,200
3,000	NewMarket Corp.	11,578	863,730
5,000	Quaker Chemical Corp.	90,412	365,250
3,000	Rockwood Holdings Inc.	128,667	200,700
40,000	Sensient Technologies Corp.	822,757	1,915,600
165,000	The Dow Chemical Co.	5,508,445	6,336,000
4,000	Zep Inc.	17,026	65,040

		28,373,695	47,554,250

	Telecommunications — 3.1%
360,000	AT&T Inc.	9,362,623	12,175,200
515,000	BCE Inc.	11,794,458	21,990,500
50,000	Belgacom SA	1,602,316	1,329,176
4,495	Bell Aliant Inc.(b)	117,429	111,982
50,000	BT Group plc, Cl. A	204,914	277,157
16,000	BT Group plc, ADR	469,025	884,800

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
570,000	Cincinnati Bell Inc.†	$2,113,891	$1,550,400
435,000	Deutsche Telekom AG, ADR	6,985,799	6,351,000
36,000	Loral Space & Communications Inc.	1,458,551	2,438,280
25,000	Orange SA, ADR	424,798	312,750
33,220	Sprint Corp.†	188,357	206,296
30,010	Telefonica SA, ADR†	192,371	464,555
340,000	Telekom Austria AG	4,971,579	2,850,889
390,000	Telephone & Data Systems Inc.	11,671,223	11,524,500
24,000	TELUS Corp.	185,454	795,457
30,000	TELUS Corp., New York	687,084	993,600
295,000	Verizon Communications Inc.	9,881,714	13,764,700

		62,311,586	78,021,242

	Transportation — 0.3%
171,000	GATX Corp.	6,081,094	8,125,920

	Wireless Communications — 1.1%
3,500,000	Cable & Wireless Communications plc	2,195,547	2,245,508
8,000	Millicom International Cellular SA	636,267	709,360
36,000	Millicom International Cellular SA, SDR	2,802,200	3,178,925
240,000	NTT DoCoMo Inc.	3,485,733	3,887,075
80,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,272,518	1,180,000
32,000	United States Cellular Corp.	1,394,584	1,456,960
440,000	Vodafone Group plc, ADR	11,867,079	15,479,200

		23,653,928	28,137,028

	TOTAL COMMON STOCKS	1,588,737,418	2,476,061,651

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Communications Equipment — 0.0%
1,100	Lucent Technologies Capital Trust I, 7.750%	759,000	1,114,300

	Food and Beverage — 0.0%
1,000	Post Holdings Inc., 3.750%(b)	100,000	103,405

	Telecommunications — 0.1%
31,500	Cincinnati Bell Inc., 6.750%, Ser. B	766,264	1,327,725

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,625,264	2,545,430

Shares		Cost	Market Value
	RIGHTS — 0.0%
	Health Care — 0.0%
260,000	Sanofi, CVR, expire 12/31/20†	$555,689	$525,200

	WARRANTS — 0.1%
	Energy and Utilities: Natural Gas — 0.1%
330,000	Kinder Morgan Inc., expire 05/25/17†	589,946	1,640,100

Principal Amount
	CORPORATE BONDS — 0.3%
	Diversified Industrial — 0.3%
$6,500,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(b)	6,477,070	7,259,687

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	82,745	2,750

	TOTAL CORPORATE BONDS	6,559,815	7,262,437

	U.S. GOVERNMENT OBLIGATIONS — 2.2%
56,210,000	U.S. Treasury Bills, 0.005% to 0.090%††, 10/10/13 to 03/20/14	56,205,363	56,207,970

	TOTAL INVESTMENTS — 99.8%	$1,654,273,495	2,544,242,788

	Other Assets and Liabilities (Net) — 0.2%		4,971,422

	NET ASSETS — 100.0%		$2,549,214,210

(a)	Denoted in units.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of Rule 144A securities amounted to $7,475,074 or 0.29% of net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2013

Assets:
Investments, at value (cost $1,654,273,495)	$2,544,242,788
Cash	366
Receivable for Fund shares sold	6,095,407
Receivable for investments sold	354,833
Dividends and interest receivable	4,004,183
Prepaid expenses	57,591

Total Assets	2,554,755,168

Liabilities:
Payable for Fund shares redeemed	2,294,641
Payable for investment advisory fees	2,088,637
Payable for distribution fees	580,711
Payable for accounting fees	3,750
Payable for shareholder services fees	324,685
Other accrued expenses	248,534

Total Liabilities	5,540,958

Net Assets
(applicable to 96,074,001 shares outstanding)	$2,549,214,210

Net Assets Consist of:
Paid-in capital	$1,681,175,604
Accumulated net investment income	2,365,606
Accumulated net realized loss on investments and foreign currency transactions	(24,304,059)
Net unrealized appreciation on investments	889,969,293
Net unrealized appreciation on foreign currency translations	7,766

Net Assets	$2,549,214,210

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,726,723,597 ÷ 64,729,475 shares outstanding; 150,000,000 shares authorized)	$26.68

Class A:
Net Asset Value and redemption price per share ($215,353,591 ÷ 8,098,126 shares outstanding; 50,000,000 shares authorized)	$26.59

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$28.21

Class C:
Net Asset Value and offering price per share ($224,804,244 ÷ 9,143,147 shares outstanding; 50,000,000 shares authorized)	$24.59	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($382,332,778 ÷ 14,103,253 shares outstanding; 50,000,000 shares authorized)	$27.11

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $955,538)	$59,099,593
Interest	418,959

Total Investment Income	59,518,552

Expenses:
Investment advisory fees	23,496,165
Distribution fees - Class AAA	4,122,514
Distribution fees - Class A	463,202
Distribution fees - Class C	1,852,216
Shareholder services fees	2,064,448
Shareholder communication expenses	401,882
Custodian fees	294,945
Legal and audit fees	101,888
Directors’ fees	90,928
Registration expenses	86,482
Accounting fees	45,000
Interest expense	5,949
Miscellaneous expenses	144,119

Total Expenses	33,169,738

Less:
Custodian fee credits	(190)

Net Expenses	33,169,548

Net Investment Income	26,349,004

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	56,304,506
Net realized gain on foreign currency transactions	138,389

Net realized gain on investments and foreign currency transactions	56,442,895

Net change in unrealized appreciation/depreciation:
on investments	366,261,540
on foreign currency translations	8,149

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	366,269,689

Net Realized and Unrealized Gain on Investments and Foreign Currency	422,712,584

Net Increase in Net Assets Resulting from Operations	$449,061,588

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2013	Year Ended September 30, 2012
Operations:
Net investment income	$26,349,004	$24,425,358
Net realized gain on investments, swap contracts, and foreign currency transactions	56,442,895	10,477,418
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	366,269,689	393,599,625

Net Increase in Net Assets Resulting from Operations	449,061,588	428,502,401

Distributions to Shareholders:
Net investment income
Class AAA	(41,888,838)	(26,576,765)
Class A	(4,873,154)	(2,457,235)
Class B*	—	(658)
Class C	(5,331,075)	(1,443,579)
Class I	(8,549,926)	(3,633,045)

	(60,642,993)	(34,111,282)

Return of capital
Class AAA	—	(644,288)
Class A	—	(55,324)
Class B*	—	(464)
Class C	—	(1,054,766)

	—	(1,754,842)

Total Distributions to Shareholders	(60,642,993)	(35,866,124)

Capital Share Transactions:
Class AAA	(152,071,501)	(173,419,541)
Class A	20,867,415	21,812,344
Class B*	—	(78,939)
Class C	34,744,935	40,895,775
Class I	18,369,702	165,866,082

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(78,089,449)	55,075,721

Redemption Fees	12,890	2,134

Net Increase in Net Assets	310,342,036	447,714,132
Net Assets:
Beginning of year	2,238,872,174	1,791,158,042

End of year (including undistributed net investment income of $2,365,606 and $1,264,748, respectively)	$2,549,214,210	$2,238,872,174

*	Class B Shares were redeemed and closed on September 25, 2012.

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class AAA
2013	$22.54	$0.29	$4.49	$4.78	$(0.64)	—	$(0.64)	$0.00	$26.68	21.38%	$1,726,724	1.15%	1.39%	6%
2012	18.52	0.25	4.13	4.38	(0.35)	$(0.01)	(0.36)	0.00	22.54	23.78	1,603,696	1.17	1.40	6
2011	18.65	0.16	0.07	0.23	(0.16)	(0.20)	(0.36)	0.00	18.52	1.05	1,464,658	0.79	1.41	14
2010	17.14	0.23	1.64	1.87	(0.23)	(0.13)	(0.36)	0.00	18.65	11.03	1,330,970	1.29	1.44	14
2009	18.00	0.21	(0.71)	(0.50)	(0.21)	(0.15)	(0.36)	0.00	17.14	(2.34)	1,088,655	1.46	1.50	17
Class A
2013	$22.47	$0.28	$4.48	$4.76	$(0.64)	—	$(0.64)	$0.00	$26.59	21.36%	$215,353	1.14%	1.39%	6%
2012	18.47	0.25	4.11	4.36	(0.35)	$(0.01)	(0.36)	0.00	22.47	23.73	164,177	1.19	1.40	6
2011	18.60	0.17	0.06	0.23	(0.16)	(0.20)	(0.36)	0.00	18.47	1.06	115,210	0.82	1.41	14
2010	17.09	0.24	1.63	1.87	(0.23)	(0.13)	(0.36)	0.00	18.60	11.06	67,314	1.35	1.44	14
2009	17.95	0.21	(0.71)	(0.50)	(0.21)	(0.15)	(0.36)	0.00	17.09	(2.34)	31,104	1.46	1.50	17
Class C
2013	$20.97	$0.09	$4.17	$4.26	$(0.64)	—	$(0.64)	$0.00	$24.59	20.50%	$224,804	0.38%	2.14%	6%
2012	17.38	0.09	3.86	3.95	(0.21)	$(0.15)	(0.36)	0.00	20.97	22.85	161,842	0.46	2.15	6
2011	17.65	0.02	0.07	0.09	(0.02)	(0.34)	(0.36)	0.00	17.38	0.31	98,296	0.09	2.16	14
2010	16.36	0.10	1.55	1.65	(0.23)	(0.13)	(0.36)	0.00	17.65	10.20	43,429	0.61	2.19	14
2009	17.33	0.10	(0.71)	(0.61)	(0.21)	(0.15)	(0.36)	0.00	16.36	(3.07)	22,919	0.70	2.25	17
Class I
2013	$22.84	$0.35	$4.56	$4.91	$(0.64)	—	$(0.64)	$0.00	$27.11	21.67%	$382,333	1.38%	1.14%	6%
2012	18.71	0.33	4.16	4.49	(0.36)	—	(0.36)	0.00	22.84	24.13	309,157	1.54	1.15	6
2011	18.80	0.23	0.04	0.27	(0.22)	$(0.14)	(0.36)	0.00	18.71	1.26	112,929	1.10	1.16	14
2010	17.23	0.35	1.58	1.93	(0.23)	(0.13)	(0.36)	0.00	18.80	11.32	41,204	1.92	1.19	14
2009	18.04	0.25	(0.70)	(0.45)	(0.21)	(0.15)	(0.36)	0.00	17.23	(2.05)	8,819	1.71	1.25	17

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund, a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to seek a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

14

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities: Electric	$20,877,071	—	$0	$20,877,071
Other Industries (a)	2,455,184,580	—	—	2,455,184,580
Total Common Stocks	2,476,061,651	—	0	2,476,061,651
Convertible Preferred Stocks:
Food and Beverage	—	$103,405	—	103,405
Other Industries (a)	2,442,025	—	—	2,442,025
Total Convertible Preferred Stocks	2,442,025	103,405	—	2,545,430
Rights (a)	525,200	—	—	525,200
Warrants (a)	1,640,100	—	—	1,640,100
Corporate Bonds (a)	—	7,262,437	—	7,262,437
U.S. Government Obligations	—	56,207,970	—	56,207,970
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,480,668,976	$63,573,812	$0	$2,544,242,788

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for financial statements whose fiscal year begins after December 31, 2012. Management is currently evaluating the impact on the additional disclosure requirements on the Fund’s financial statements.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties.

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At September 30, 2013, the Fund held no investments in equity contract for difference swap agreements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2013, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to recharacterization of distributions, tax treatment of currency gains and losses, and reclassifications of distributions from investments in real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2013, reclassifications were made to increase accumulated net investment income by $35,394,847 and decrease accumulated net realized loss on investments and foreign currency transactions by $446,332, with an offsetting adjustment to paid-in-capital.

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012
Distributions paid from:
Ordinary income	$60,642,993	$34,111,282
Return of capital	—	1,754,842

Total distributions paid	$60,642,993	$35,866,124

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 20%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 39.6%. In addition, for taxable years beginning on or after January 1, 2013, certain U.S. shareholders who are individuals, estates, or trusts and whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of shares of the Fund. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $1.20 per share.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(14,023,002)
Net unrealized appreciation on investments	882,061,608

Total	$868,038,606

At September 30, 2013, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital Loss Carryforward Available through 2018	$5,779,719
Capital Loss Carryforward Available through 2019	8,243,283

Total Capital Loss Carryforwards	$14,023,002

During the year ended September 30, 2013, the Fund utilized capital loss carryforwards of $57,919,526.

At September 30, 2013, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on partnership, investments in passive foreign investment companies, and real estate investments trusts.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,662,188,946	$927,106,171	$(45,052,329)	$882,053,842

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2010 through September 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2013, other than short term securities and U.S. Government obligations, aggregated $148,072,270 and $255,555,378, respectively.

6. Transactions with Affiliates. During the year ended September 30, 2013, the Fund paid brokerage commissions on security trades of $224,461 to G.research, Inc. (formerly Gabelli & Company, Inc.), an affiliate of the Adviser. Additionally, the Distributor retained a total of $197,891 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2013, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2013 was $818,162 with a weighted average interest rate of 1.15%. The maximum amount borrowed at anytime during the year ended September 30, 2013 was $17,427,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2013 and September 30, 2012 amounted to $12,890 and $2,134, respectively.

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	7,432,312	$184,885,486	14,361,618	$303,464,063
Shares issued upon reinvestment of distributions	1,589,668	40,317,142	1,199,611	25,557,490
Shares redeemed	(15,448,311)	(377,274,129)	(23,498,722)	(502,441,094)

Net decrease	(6,426,331)	$(152,071,501)	(7,937,493)	$(173,419,541)

Class A
Shares sold	2,373,529	$59,611,052	3,228,646	$67,537,066
Shares issued upon reinvestment of distributions	159,832	4,056,585	97,038	2,064,798
Shares redeemed	(1,741,311)	(42,800,222)	(2,258,986)	(47,789,520)

Net increase	792,050	$20,867,415	1,066,698	$21,812,344

Class B*
Shares sold	—	—	608	$11,530
Shares issued upon reinvestment of distributions	—	—	51	1,005
Shares redeemed	—	—	(4,422)	(91,474)

Net decrease	—	—	(3,763)	$(78,939)

Class C
Shares sold	2,804,546	$66,345,646	3,029,165	$60,064,059
Shares issued upon reinvestment of distributions	166,930	3,934,359	88,822	1,775,195
Shares redeemed	(1,545,194)	(35,535,070)	(1,056,164)	(20,943,479)

Net increase	1,426,282	$34,744,935	2,061,823	$40,895,775

Class I
Shares sold	5,027,715	$128,728,851	11,496,875	$252,401,765
Shares issued upon reinvestment of distributions	270,917	6,997,768	153,070	3,333,904
Shares redeemed	(4,731,705)	(117,356,917)	(4,148,114)	(89,869,587)

Net increase	566,927	$18,369,702	7,501,831	$165,866,082

*	Class B Shares were fully redeemed and closed on September 25, 2012.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

22

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2013

24

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1991	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director, ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 69	Since 1991	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 77	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 69	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Robert J. Morrissey Director Age: 74	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 45	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 88	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Director Age: 79	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2001	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceutical); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012).

25

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 1991 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

5	Directors who are not interested persons are considered “Independent” Directors.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2013, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.64, $0.64, $0.64, and $0.64 per share for Class AAA, Class A, Class C, and Class I, respectively. For the year ended September 30, 2013, 78.56% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 93.62% of the ordinary income distribution (excluding return of capital distributions) as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.72% of the ordinary income distribution as qualified interest income pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended September 30, 2013 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

26

GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating	TM

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 3 stars for the three year period, 4 stars for the five year period, and 5 stars for the ten year period ended September 30, 2013 among 1,372, 1,372, 1,233, and 779 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB444Q313AR

The Gabelli Focus Five Fund

Annual Report — September 30, 2013

To Our Shareholders,

For the fiscal year ended September 30, 2013, the net asset value (“NAV”) per Class I Share of The Gabelli Focus Five Fund increased 28.0% compared with an increase of 19.3% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of September 30, 2013.

Performance Discussion (Unaudited)

During the fiscal year ended September 30, 2013, assets under management increased from $36.1 million to $408.5 million, a dramatic rise we attribute to the unique investment approach the Fund adopted on January 1, 2012. The Fund employed a small cap value strategy, prior to becoming a concentrated “best ideas” strategy comprised of 25-35 securities across all market capitalizations.

Despite the Fund’s strong investment performance during the fiscal year, the biggest detractor was the relatively high percentage of cash held as a result of the aforementioned inflows and a conservative methodology for allocating capital. Cash as a percentage of AUM averaged just under 20% during the fiscal year, and offset some of the better performing individual investments like Weatherford International Ltd. (4.0% of net assets as of September 30, 2013), GNC Holdings Inc. (3.0%), Inventure Foods Inc. (1.0%), and Tenneco Inc. (0.7%).

The Fund’s investment objective, seeking to provide a high level of capital appreciation, remains unchanged.

We appreciate your continuing confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2013 (a)(b) (Unaudited)

	1 Year(c)	5 Year	10 Year	Since January 1, 2012(c)		Since Inception (12/31/02)
Class AAA (GWSVX)	27.74%	10.50%	9.67%	25.53%		9.54%
S&P 500 Index	19.34	10.02	7.57	20.69	(d)	8.40
Class A (GWSAX)	27.76	10.52	9.72	25.58		9.57
With sales charge (e)	20.41	9.19	9.05	21.40		8.95
Class C (GWSCX)	26.80	9.71	8.88	24.64		8.78
With contingent deferred sales charge (f)	25.80	9.71	8.88	24.64		8.78
Class I (GWSIX)	28.00	10.82	9.84	25.89		9.69

In the current prospectuses dated January 28, 2013, the gross expense ratios for Class AAA, A, C, and I Shares are stated as 2.41%, 2.41%, 3.16%, and 2.16%, respectively, and the net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through January 31, 2014 are 1.70%, 1.70%, 2.45%, and 1.45%, respectively. See page 9 for the expense ratios for the year ended September 30, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively. The actual expense ratios may be lower than what is stated in the prospectuses.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	On January 1, 2012, the Fund changed its investment strategy to the current investment strategy. (d) S&P 500 Index performance is as of December 31, 2011.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

The Gabelli Focus Five Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2013 through September 30, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2013.

	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Focus Five Fund
Actual Fund Return
Class AAA	$1,000.00	$1,064.40	1.48%	$7.66
Class A	$1,000.00	$1,064.60	1.48%	$7.66
Class C	$1,000.00	$1,061.20	2.23%	$11.52
Class I	$1,000.00	$1,065.70	1.23%	$6.37
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.65	1.48%	$7.49
Class A	$1,000.00	$1,017.65	1.48%	$7.49
Class C	$1,000.00	$1,013.89	2.23%	$11.26
Class I	$1,000.00	$1,018.90	1.23%	$6.23
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2013:

The Gabelli Focus Five Fund

Long Positions	Percent
U.S. Government Obligations	19.1%
Cable and Satellite	10.8%
Retail	9.8%
Health Care	8.1%
Computer Software and Services	6.0%
Energy and Utilities	5.5%
Consumer Services	5.5%
Diversified Industrial	4.9%
Food and Beverage	4.8%
Machinery	4.8%
Automotive	4.4%
Specialty Chemicals	4.3%
Financial Services	3.9%
Communications	2.4%

Publishing	2.2%
Entertainment	2.1%
Automotive: Parts and Accessories	1.1%
Equipment and Supplies	0.0%
Other Assets and Liabilities (Net)	0.4%

Short Positions
Call Options Written	(0.1)%
Put Options Written	(0.0)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 80.6%
	Automotive — 4.4%
500,000	General Motors Co.†	$15,539,042	$17,985,000

	Automotive: Parts and Accessories — 1.1%
80,800	Dana Holding Corp.	986,548	1,845,472
54,400	Tenneco Inc.†	2,069,271	2,747,200

		3,055,819	4,592,672

	Cable and Satellite — 10.8%
288,900	DIRECTV†	16,310,964	17,261,775
115,000	EchoStar Corp., Cl. A†	3,578,399	5,053,100
290,100	Liberty Global plc, Cl. C†	20,484,416	21,882,243

		40,373,779	44,197,118

	Communications — 2.4%
135,000	American Tower Corp.	9,495,094	10,007,550

	Computer Software and Services — 6.0%
175,000	Blucora Inc.†	2,596,149	4,021,500
542,149	Guidance Software Inc.†	4,896,770	4,917,291
1,367,012	Internap Network Services Corp.†	9,948,422	9,500,734
849,764	RealD Inc.†	9,285,370	5,948,348

		26,726,711	24,387,873

	Consumer Services — 5.5%
550,000	The ADT Corp.	22,415,369	22,363,000

	Diversified Industrial — 4.9%
131,879	Haynes International Inc.	6,361,365	5,978,075
125,705	Tredegar Corp.	3,088,470	3,268,330
302,700	Tyco International Ltd.	9,655,929	10,588,446

		19,105,764	19,834,851

	Energy and Utilities — 5.5%
190,000	CONSOL Energy Inc.	5,579,877	6,393,500
1,062,100	Weatherford International Ltd.†	12,957,831	16,281,993

		18,537,708	22,675,493

	Entertainment — 2.1%
481,540	Take-Two Interactive Software Inc.†	8,508,955	8,744,766

	Equipment and Supplies — 0.0%
3,200	Gerber Scientific Inc., Escrow†	0	32

	Financial Services — 3.9%
325,000	CIT Group Inc.†	14,018,996	15,850,250

	Food and Beverage — 4.8%
70,000	Boulder Brands Inc.†	612,122	1,122,800
304,495	Hillshire Brands Co.	9,831,034	9,360,176
395,235	Inventure Foods Inc.†	2,547,687	4,149,968
47,289	The J.M. Smucker Co.	4,740,481	4,967,237

		17,731,324	19,600,181

Shares		Cost	Market Value
	Health Care — 8.1%
170,000	DaVita HealthCare Partners Inc.†	$9,517,864	$9,673,000
130,000	Endo Health Solutions Inc.†	3,903,912	5,907,200
139,400	Express Scripts Holding Co.†	8,327,321	8,612,132
1,014,817	Lexicon Pharmaceuticals Inc.†	1,983,981	2,405,116
125,000	Medtronic Inc.	6,732,324	6,656,250

		30,465,402	33,253,698

	Machinery — 4.8%
280,000	Kennametal Inc.	10,846,791	12,768,000
239,000	Xylem Inc.	6,125,096	6,675,270

		16,971,887	19,443,270

	Publishing — 2.2%
550,000	News Corp., Cl. A†	8,452,126	8,833,000

	Retail — 9.8%
227,500	GNC Holdings Inc., Cl. A	7,923,200	12,428,325
285,347	Macy’s Inc.	12,560,060	12,346,965
302,202	Outerwall Inc.†	15,558,146	15,107,078

		36,041,406	39,882,368

	Specialty Chemicals — 4.3%
600,000	Chemtura Corp.†	13,068,474	13,794,000
191,384	Huntsman Corp.	3,752,707	3,944,424

		16,821,181	17,738,424

	TOTAL COMMON STOCKS	304,260,563	329,389,546

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 19.1%
$77,803,000	U.S. Treasury Bills,
	0.010% to 0.090%††,
	10/10/13 to 03/20/14(a)	77,795,267	77,800,448

	TOTAL INVESTMENTS — 99.7%	$382,055,830	407,189,994

	CALL OPTIONS WRITTEN — (0.1)% (Premiums received $76,961)		(174,080)
	PUT OPTIONS WRITTEN — (0.0)% (Premiums received $72,025)		(13,750)
	Other Assets and Liabilities (Net) — 0.4%		1,464,484

	NET ASSETS — 100.0%		$408,466,648

See accompanying notes to financial statements.

5

The Gabelli Focus Five Fund

Schedule of Investments (Continued) — September 30, 2013

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (b) — (0.1)%
	Call Options Written — (0.1)%
272	Tenneco Inc.	Oct. 13/44	$174,080

	Put Options Written — (0.0)%
500	National Fuel Gas Co.	Jan. 14/50	13,750

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $148,986)		$187,830

(a)	At September 30, 2013, $11,140,000 of the principal amount was pledged as collateral for options written.
(b)	At September 30, 2013, the Fund had entered into exchange traded Option Contracts Written with Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2013

Assets:
Investments, at value (cost $382,055,830)	$407,189,994
Cash	1,779
Deposit at brokers	927,368
Receivable for investments sold	7,290,502
Receivable for Fund shares sold	6,450,911
Dividends receivable	126,314
Prepaid expenses	34,041

Total Assets	422,020,909

Liabilities:
Call options written (premiums received $76,961)	174,080
Put options written (premiums received $72,025)	13,750
Payable for investments purchased	12,534,044
Payable for Fund shares redeemed	285,228
Payable for investment advisory fees	309,347
Payable for distribution fees	92,971
Payable for accounting fees	3,750
Other accrued expenses	141,091

Total Liabilities	13,554,261

Net Assets (applicable to 29,920,855 shares outstanding)	$408,466,648

Net Assets Consist of:
Paid-in capital	$378,974,911
Accumulated net realized gain on investments	4,396,417
Net unrealized appreciation on investments	25,134,164
Net unrealized depreciation on written options	(38,844)

Net Assets	$408,466,648

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($50,274,825 ÷ 3,663,983 shares outstanding; 100,000,000 shares authorized)	$13.72

Class A:
Net Asset Value and redemption price per share ($192,156,714 ÷ 13,878,143 shares outstanding; 50,000,000 shares authorized)	$13.85

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.69

Class C:
Net Asset Value and offering price per share ($55,865,389 ÷ 4,473,358 shares outstanding; 50,000,000 shares authorized)	$12.49	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($110,169,720 ÷ 7,905,371 shares outstanding; 50,000,000 shares authorized)	$13.94

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2013

Investment Income:
Dividends	$857,719
Interest	27,536

Total Investment Income	885,255

Expenses:
Investment advisory fees	1,793,203
Distribution fees - Class AAA	76,242
Distribution fees - Class A	218,716
Distribution fees - Class C	229,624
Registration expenses	108,738
Shareholder services fees	99,128
Shareholder communications expenses	44,450
Custodian fees	38,940
Accounting fees	37,500
Legal and audit fees	32,093
Directors’ fees	4,473
Miscellaneous expenses	14,313

Total Expenses	2,697,420

Plus:
Expenses recovered by the Adviser (See Note 3)	140,973
Less:
Custodian fee credits	(837)

Net Expenses	2,837,556

Net Investment Loss	(1,952,301)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments	6,327,190
Net realized gain on written options	410,054
Net realized gain on foreign currency transactions	40,184

Net realized gain on investments, written options, and foreign currency transactions	6,777,428

Net change in unrealized appreciation/ depreciation
on investments	23,429,780
on written options	(38,844)

Net change in unrealized appreciation/ depreciation on investments and written options	23,390,936

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	30,168,364

Net Increase in Net Assets Resulting from Operations	$28,216,063

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2013	Year Ended September 30, 2012
Operations:
Net investment loss	$(1,952,301)	$(134,190)
Net realized gain on investments, written options, and foreign currency transactions	6,777,428	1,294,797
Net change in unrealized appreciation on investments and written options	23,390,936	2,260,830

Net Increase in Net Assets Resulting from Operations	28,216,063	3,421,437

Distributions to Shareholders:
Net realized gain
Class AAA	(419,316)	(42,840)
Class A	(480,398)	(2,071)
Class C	(124,218)	(1,905)
Class I	(512,805)	(702)

Total Distributions to Shareholders	(1,536,737)	(47,518)

Capital Share Transactions:
Class AAA	33,193,251	4,537,223
Class A	171,356,636	7,210,628
Class C	51,046,361	1,586,991
Class I	90,128,010	13,734,180

Net Increase in Net Assets from Capital Share Transactions.	345,724,258	27,069,022

Redemption Fees	458	14

Net Increase in Net Assets	372,404,042	30,442,955
Net Assets:
Beginning of year	36,062,606	5,619,651

End of year (including undistributed net investment income of $0 and $0, respectively)	$408,466,648	$36,062,606

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Loss (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (in 000’s)	Net Investment Loss (a)	Expenses Net of Waivers/ Reimburse- ments (d)		Expenses Before Waivers/ Reimburse- ments		Portfolio Turnover Rate
Class AAA
2013	$11.11	$(0.14)	$3.13	$2.99	$(0.38)	$(0.38)	$0.00	$13.72	27.74%	$50,275	(1.05)%	1.54	%(e)	1.54	%(e)	69%
2012	8.19	(0.11)	3.10	2.99	(0.07)	(0.07)	0.00	11.11	36.71	11,714	(1.09)	2.01		2.69	(f)	140
2011	8.92	(0.12)	(0.61)	(0.73)	—	—	0.00	8.19	(8.18)	5,207	(1.21)	2.01		2.80	(f)	40
2010	7.90	(0.11)	1.13	1.02	—	—	—	8.92	12.91	5,739	(1.33)	2.01		3.09	(f)	61
2009	9.30	(0.07)	(0.92)	(0.99)	(0.41)	(0.41)	0.00	7.90	(8.99)	5,462	(1.04)	2.01		3.34	(f)	62
Class A
2013	$11.21	$(0.14)	$3.16	$3.02	$(0.38)	$(0.38)	$0.00	$13.85	27.76%	$192,157	(1.05)%	1.54	%(e)	1.54	%(e)	69%
2012	8.26	(0.13)	3.15	3.02	(0.07)	(0.07)	0.00	11.21	36.76	7,574	(1.20)	2.01		2.69	(f)	140
2011	8.99	(0.12)	(0.61)	(0.73)	—	—	0.00	8.26	(8.12)	139	(1.21)	2.01		2.80	(f)	40
2010	7.96	(0.11)	1.14	1.03	—	—	—	8.99	12.94	116	(1.27)	2.01		3.09	(f)	61
2009	9.37	(0.07)	(0.93)	(1.00)	(0.41)	(0.41)	0.00	7.96	(9.04)	50	(1.06)	2.01		3.34	(f)	62
Class C
2013	$10.22	$(0.22)	$2.87	$2.65	$(0.38)	$(0.38)	$0.00	$12.49	26.80%	$55,865	(1.79)%	2.29	%(e)	2.29	%(e)	69%
2012	7.59	(0.17)	2.87	2.70	(0.07)	(0.07)	0.00	10.22	35.79	1,913	(1.83)	2.76		3.44	(f)	140
2011	8.33	(0.18)	(0.56)	(0.74)	—	—	0.00	7.59	(8.88)	192	(1.96)	2.76		3.55	(f)	40
2010	7.43	(0.16)	1.06	0.90	—	—	—	8.33	12.11	119	(2.09)	2.76		3.84	(f)	61
2009	8.84	(0.11)	(0.89)	(1.00)	(0.41)	(0.41)	0.00	7.43	(9.61)	122	(1.78)	2.76		4.09	(f)	62
Class I
2013	$11.26	$(0.11)	$3.17	$3.06	$(0.38)	$(0.38)	$0.00	$13.94	28.00%	$110,170	(0.79)%	1.29	%(e)	1.29	%(e)	69%
2012	8.27	(0.09)	3.15	3.06	(0.07)	(0.07)	0.00	11.26	37.21	14,862	(0.84)	1.76		2.44	(f)	140
2011	8.98	(0.10)	(0.61)	(0.71)	—	—	0.00	8.27	(7.91)	82	(0.96)	1.76		2.55	(f)	40
2010	7.93	(0.09)	1.14	1.05	—	—	—	8.98	13.24	67	(1.09)	1.76		2.84	(f)	61
2009	9.31	(0.05)	(0.92)	(0.97)	(0.41)	(0.41)	0.00	7.93	(8.76)	59	(0.79)	1.76		3.09	(f)	62

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund incurred interest expense during the years ended September 30, 2011, 2010, and 2009. If interest expense had not been incurred, each year the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively. For the year ended September 30, 2013, there was no interest expense, and for the year ended September 30, 2012, the effect of interest expense was minimal.

(e)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $140,973 for the year ended September 30, 2013, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.48% (Class AAA), 1.48% (Class A), 2.23% (Class C), and 1.23% (Class I).

(f)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

See accompanying notes to financial statements.

9

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

10

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs			Total Market Value at 9/30/13
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	—	—	$32	$32
Other Industries (a)	$329,389,514	—	—	329,389,514
Total Common Stocks	329,389,514	—	32	329,389,546
U.S. Government Obligations	—	$77,800,448	—	77,800,448
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$329,389,514	$77,800,448	$32	$407,189,994
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(174,080)	—	—	$(174,080)
Put Options Written	(13,750)	—	—	(13,750)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(187,830)	—	—	$(187,830)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions. The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for financial statements whose fiscal year begins after December 31, 2012. Management is currently evaluating the impact on the additional disclosure requirements on the Fund’s financial statements.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at September 30, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended September 30, 2013 had an average monthly market value of approximately $470,414. Please refer to Note 5 for option activity during the year ended September 30, 2013.

As of September 30, 2013, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the year ended September 30, 2013, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized depreciation on written options.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of short term gains against current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2013, reclassifications were made to increase accumulated net investment income by $2,054,154 and decrease accumulated net realized gain on investments by $2,054,154.

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 768,368	$35,473
Net long term capital gains	768,369	12,045

Total distributions paid	$1,536,737	$47,518

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$3,947,292
Undistributed long term gains	670,689
Net unrealized appreciation on investments	24,873,756

Total	$29,491,737

At September 30, 2013, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments was due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at September 30, 2013:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$382,277,394	$30,565,631	$(5,653,031)	$24,912,600
Written options	(148,986)	58,275	(97,119)	(38,844)

		$30,623,906	$(5,750,150)	$24,873,756

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2010 through September 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding of brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at 1.70%, 1.70%, 2.45%, and 1.45%, respectively, of Class AAA, Class A, Class C, and Class I Shares’ average daily net assets through January 31, 2014. The Fund is obliged to repay the Adviser for a period of two years following the year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund, after giving effect to the reimbursement, would not exceed the foregoing limitations. During the year ended September 30, 2013, the Adviser recovered $140,973 representing the balance of previously reimbursed expenses.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2013, other than short term securities and U.S. Government obligations, aggregated $371,285,631 and $101,746,083, respectively.

Written options activity for the Fund for the year ended September 30, 2013 was as follows:

	Number of Contracts	Premiums
Options outstanding at September 30, 2012	0	$0
Options written	13,099	1,671,948
Options closed	(3,257)	(438,098)
Options expired	(6,862)	(725,972)
Options exercised	(2,208)	(358,892)

Options outstanding at September 30, 2013	772	$148,986

6. Transactions with Affiliates. During the year ended September 30, 2013, the Distributor retained a total of $198,620 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2013, the Fund paid or accrued $37,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2013, there were no borrowings under the line of credit.

8. Capital Stock Transactions. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2013 and September 30, 2012 amounted to $458 and $14, respectively.

17

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	3,555,515	$45,598,904	675,204	$7,074,187
Shares issued upon reinvestment of distributions	36,030	398,495	4,401	39,124
Shares redeemed	(981,549)	(12,804,148)	(261,417)	(2,576,088)

Net increase	2,609,996	$33,193,251	418,188	$4,537,223

Class A
Shares sold	14,002,932	$182,128,658	682,064	$7,454,632
Shares issued upon reinvestment of distributions	41,652	464,833	201	1,797
Shares redeemed	(841,890)	(11,236,855)	(23,610)	(245,801)

Net increase	13,202,694	$171,356,636	658,655	$7,210,628

Class C
Shares sold	4,391,247	$52,325,064	182,113	$1,777,069
Shares issued upon reinvestment of distributions	11,250	113,960	125	1,035
Shares redeemed	(116,286)	(1,392,663)	(20,340)	(191,113)

Net increase	4,286,211	$51,046,361	161,898	$1,586,991

Class I
Shares sold	7,175,192	$98,356,000	1,327,355	$13,915,179
Shares issued upon reinvestment of distributions	45,742	512,762	77	694
Shares redeemed	(635,776)	(8,740,752)	(17,163)	(181,693)

Net increase	6,585,158	$90,128,010	1,310,269	$13,734,180

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Effective November 20, 2013, Ms. Elizabeth Lilly and Ms. Sarah Donnelly resigned as Portfolio Managers of the Fund. Mr. Daniel Miller continues to serve as Portfolio Manager of the Fund. Mr. Miller has served as Portfolio Manager of the Fund since January 1, 2012.

18

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Focus Five Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Focus Five Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2013

20

The Gabelli Focus Five Fund

Additional Fund Information

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1991	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director, ICTC Group, Inc., (communications); Director of RLJ Acquisition Inc. (blank check company)(2011-2012)

John Gabelli Director Age: 69	Since 1991	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 77	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 69	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Robert J. Morrissey Director Age: 74	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 45	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 88	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Director Age: 79	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2001	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012).

21

The Gabelli Focus Five Fund

Additional Fund Information (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 1991 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2013 TAX NOTICE TO SHAREHOLDERS

For the year ended September 30, 2013, ordinary income distributions (comprised of short term capital gains) totaling $0.19 for each class, and long term capital gains totaling $768,369, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2013, 12.57% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 12.47% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

22

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of the Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO and Chairman of Gabelli & Company, the firm’s institutional research business. Mr. Miller served as Head of Institutional Equities at Gabelli & Company from 2004 - 2011, where he oversaw a significant expansion of the brokerage business. His responsibilities included managing the firm’s daily research meetings, the institutional sales and trading teams, and seven industry conferences. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, FL.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q313AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $77,300 in 2012 and $80,100 in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2012 and $0 in 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,600 in 2012 and $10,200 in 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,700 in 2012 and $40,320 in 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Gabelli Equity Series Funds, Inc.

By (Signature and Title)*   /s/ Bruce N. Alpert

      Bruce N. Alpert, Principal Executive Officer

Date  11/26/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Bruce N. Alpert

      Bruce N. Alpert, Principal Executive Officer

Date  11/26/2013

By (Signature and Title)*   /s/ Agnes Mullady

      Agnes Mullady, Principal Financial Officer and Treasurer

Date  11/26/2013

* Print the name and title of each signing officer under his or her signature.